            As filed with the U.S. Securities and Exchange Commission
                              on February 21, 2003


                        Securities Act File No. 33-73498
                    Investment Company Act File No. 811-8252

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [x]

                         Pre-Effective Amendment No.                         [ ]


                       Post-Effective Amendment No. 15                       [x]


                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940                                   [x]


                              Amendment No. 16                               [x]


                        (Check appropriate box or boxes)
                    Credit Suisse Emerging Markets Fund, Inc.
  (formerly known as Credit Suisse Warburg Pincus Emerging Markets Fund, Inc.)
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             466 Lexington Avenue
              New York, New York                          10017-3140
-----------------------------------------------      -----------------------
   (Address of Principal Executive Offices)               (Zip Code)


       Registrant's Telephone Number, including Area Code: (212) 875-3500


                                Hal Liebes, Esq.
                    Credit Suisse Emerging Markets Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

          ------------------------------------------------------------
                     (Name and Address of Agent for Service)


                                    Copy to:
                            Dianne E. O'Donnell, Esq.
                            Willkie Farr & Gallagher

                               787 Seventh Avenue
                          New York, New York 10019-6099


Approximate Date of Proposed Public Offering: February 28, 2003.


It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b)


[x]   on February 28, 2003 pursuant to paragraph (b)


[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   on (date) pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

             CREDIT SUISSE FUNDS
             Prospectus

             CLASS A SHARES

             February 28, 2003


                        - CREDIT SUISSE
                         EMERGING MARKETS FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                                    CONTENTS

KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   A Word About Risk..............................           4
   Investor Profile...............................           5
PERFORMANCE SUMMARY............... ...............           6
   Year-by-Year Total Returns.....................           6
   Average Annual Total Returns...................           7
INVESTOR EXPENSES................ ................           8
   Fees and Fund Expenses.........................           8
   Example........................................           9
THE FUND IN DETAIL............... ................          10
   The Management Firms...........................          10
   Fund Information Key...........................          11
   Goal and Strategies............................          11
   Portfolio Investments..........................          12
   Risk Factors...................................          12
   Portfolio Management...........................          13
   Financial Highlights...........................          14
MORE ABOUT RISK................. .................          15
   Introduction...................................          15
   Types of Investment Risk.......................          15
   Certain Investment Practices...................          18
MEET THE MANAGERS................ ................          21
MORE ABOUT YOUR FUND.............. ...............          22
   Share Valuation................................          22
   Distributions..................................          22
   Taxes..........................................          22
   Statements and Reports.........................          23
BUYING AND SELLING SHARES............ ............          24
SHAREHOLDER SERVICES.............. ...............          25
OTHER POLICIES................. ..................          26
OTHER SHAREHOLDER INFORMATION.......... ..........          27
OTHER INFORMATION................ ................          31
   About the Distributor..........................          31
FOR MORE INFORMATION............... ..............  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES



---------------------------------------------------------------------------------
GOAL              PRINCIPAL STRATEGIES           PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------
GROWTH OF         - Invests at least 80% of      - Emerging markets focus
CAPITAL             its net assets, plus any     - Foreign securities
                    borrowings for investment    - Market risk
                    purposes, in foreign equity  - Non-diversified status
                    securities
                  - Focuses on the world's
                    less developed countries
                  - Analyzes a company's
                    growth potential, using a
                    bottom-up investment
                    approach
---------------------------------------------------------------------------------


     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.


   The principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.


   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


EMERGING MARKETS FOCUS


   Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to operational and other risks as well. Some countries may have restrictions that could limit the fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the fund to increased volatility or substantial declines in value.

FOREIGN SECURITIES

   A fund that invests outside the U.S. carries additional risks that include:


 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK


   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


NON-DIVERSIFIED STATUS

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.


     INVESTOR PROFILE



   THIS FUND IS DESIGNED FOR INVESTORS WHO:



 - have longer time horizons



 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns



 - are investing for growth or capital appreciation



 - want to diversify their portfolios internationally



   IT MAY NOT BE APPROPRIATE IF YOU:



 - are investing for a shorter time horizon



 - are uncomfortable with an investment that has a higher degree of volatility



 - want to limit your exposure to foreign securities



 - are looking for income



   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how the performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.



                          YEAR-BY-YEAR TOTAL RETURNS
YEAR ENDED 12/31:                                               2002
--------------------------------------------------------------------


Best quarter: 8.63% (Q102)
Worst quarter: -16.98% (Q302)    -----------------------------------
Inception date: 11/30/01                                     -13.53%


--------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS



                                                      ONE YEAR     LIFE OF    INCEPTION
               PERIOD ENDED 12/31/02:                   2002        FUND        DATE
 RETURN BEFORE TAXES                                   -18.50%     -12.93%    11/30/01
 RETURN AFTER TAXES ON DISTRIBUTIONS                   -18.50%     -12.93%
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
 FUND SHARES                                           -11.36%     -10.33%
 MSCI EMERGING MARKETS FREE INDEX(1) (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)                 -6.00%      -1.35%



(1) The Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc.


                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.


- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal year ending October 31, 2003.



------------------------------------------------------------------------
                                                             CLASS A(1)
SHAREHOLDER FEES
 (paid directly from your investment)
------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                 5.75%
------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of
 original purchase price or redemption proceeds, as
 applicable)                                                    NONE
------------------------------------------------------------------------
Maximum sales charge (load) on reinvested distributions (as
 a percentage of offering price)                                NONE
------------------------------------------------------------------------
Redemption fees                                                 NONE
------------------------------------------------------------------------
Exchange fees                                                   NONE
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (deducted from fund assets)
------------------------------------------------------------------------
Management fee                                                 1.25%
------------------------------------------------------------------------
Distribution and service (12b-1) fee                            .25%
------------------------------------------------------------------------
Other expenses                                                 1.31%
------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                        2.81%
------------------------------------------------------------------------



(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."


(2) Expected fees and expenses for the fiscal year ending October 31, 2003 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.



   EXPENSES AFTER WAIVERS
   AND REIMBURSEMENTS
   Management fee                                                  .39%
   Distribution and service (12b-1) fee                            .25%
   Other expenses                                                 1.31%
                                                                   ----
   NET ANNUAL FUND OPERATING EXPENSES                             1.95%

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits). Based on these assumptions, your cost would be:


---------------------------------------------------------------------------------------------
                                  ONE YEAR       THREE YEARS    FIVE YEARS     TEN YEARS
---------------------------------------------------------------------------------------------
CLASS A (WITH OR WITHOUT
  REDEMPTION)                          $843          $1,396         $1,974         $3,532
---------------------------------------------------------------------------------------------

                               THE FUND IN DETAIL
     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund


 - Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the fund



 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients



 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission



   For the 2002 fiscal year, the fund paid CSAM .39% of its average daily net assets for advisory services.


   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management


CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001


Australia



 - Sub-investment adviser for the fund



 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies



 - Also a member of Credit Suisse Asset Management

     FUND INFORMATION KEY

   A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."


RISK FACTORS


   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT


   The individuals designated by the investment adviser or sub-advisers to handle the fund's day-to-day management.



FINANCIAL HIGHLIGHTS


   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The fund seeks growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging markets or companies whose securities trade primarily in emerging markets.

   An emerging market is any country:

 - generally considered to be an emerging or developing country by the United Nations, or by the World Bank and the International Finance Corporation
   (IFC), or

 - included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index, or

 - having a per-capita gross national product of $2,000 or less

   Under this definition, most countries of the world (other than the U.S., Canada, Western European countries, Japan, Australia and New Zealand) are considered emerging markets.


   Under normal market conditions, the fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three emerging markets. The fund may invest in companies of any size, including emerging-growth companies-small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.


   Its non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies. However, the portfolio managers typically have diversified the fund's investments.


   The fund's 80% investment policy may be changed by the Board of Directors upon 60 days' notice to shareholders.


     PORTFOLIO INVESTMENTS


   The fund's equity holdings may include:


 - common and preferred stocks

 - debt securities convertible into common or preferred stock

 - rights and warrants

 - equity interests in trusts and partnerships

 - depositary receipts

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS


   The fund's principal risk factors are:



 - emerging markets focus


 - foreign securities

 - market risk

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Because the fund focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the fund to increased volatility or substantial declines in value.

   Non-diversification might cause the fund to be more volatile than a diversified fund. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT


   Emily Alejos, Yaroslaw Aranowicz and Annabel Betz are Co-Portfolio Managers of the fund. Associate Portfolio Manager Neil Gregson assists them. You can find out more about the fund's managers in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.



  ----------------------------------------------------------------------
  PERIOD ENDED:                                                  10/02(1)
  SHARE DATA
  ----------------------------------------------------------------------
  Net asset value, beginning of period                             $7.14
  ----------------------------------------------------------------------
  Investment Operations:
  Net investment income                                             0.07
  Net (loss) on investments and foreign currency related items
   (both realized and unrealized)                                  (0.76)
  ----------------------------------------------------------------------
   Total from investment operations                                (0.69)
  ----------------------------------------------------------------------
  Net asset value, end of period                                   $6.45
  ----------------------------------------------------------------------
  Total return                                                     (9.80)%(2)
  ----------------------------------------------------------------------

  RATIOS AND SUPPLEMENTAL DATA
  ----------------------------------------------------------------------
  Net assets, end of period (000s omitted)                           $90
  Ratio of expenses to average net assets                           1.65%(3)
  Ratio of net investment income to average net assets              1.92%(3)
  Decrease reflected in above operating expense ratios due to
   waivers                                                          1.52%(3)
  Portfolio turnover rate                                            145%
  ----------------------------------------------------------------------



(1) For the period November 30, 2001 (inception date) through October 31, 2002.



(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.



(3) Annualized.

                                MORE ABOUT RISK
     INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.



   LEGAL RISK Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or the fund's performance.


   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.


   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.


   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.



   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate
       actual use
[ ]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                         30%
------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market,
political risks.                                                   [X]
------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures
or forwards, intended to manage fund exposure to currency
risk or to enhance total return. Options, futures or
forwards involve the right or obligation to buy or sell a
given amount of foreign currency at a specified price and
future date.(1) Correlation, credit, currency, hedged
exposure, liquidity, political, speculative exposure,
valuation risks.                                                   [X]
------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                   [X]
------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                           [X]
------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.        [X]
------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                     [ ]
------------------------------------------------------------------------

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                      20%
------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [ ]
------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.                /20%/
------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The fund may purchase and write both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                             25%
------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                        [X]
------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                       [ ]
------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                            /15%/
------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                          33 1/3%
------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the fund
owns enough shares of the security involved to cover the
borrowed securities, if necessary. Liquidity, market,
speculative exposure risks.                                       /10%/
------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                             [ ]
------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                [X]
------------------------------------------------------------------------
SWAPS A contract between the fund and another party in which the parties agree to exchange streams of payments based on
certain benchmarks. For example, the fund may use swaps to
gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the fund's direct
investment is restricted. Credit, currency, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                                   [ ]
------------------------------------------------------------------------

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the fund's
principal investment strategies and might prevent the fund
from achieving its goal.                                           [ ]
------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                               /10%/
------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%
------------------------------------------------------------------------


(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS
The following individuals are responsible for the day-to-day portfolio management of the fund:


EMILY ALEJOS, CFA, Director, is chief investment officer for Latin American equities and has been a team member of the fund since February 2000. She joined CSAM in 1997 after working as an emerging-markets portfolio manager at Bankers Trust from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in economics and development studies from Brown University and an M.B.A. from Stanford University.



YAROSLAW ARANOWICZ, CFA, Vice President, is a portfolio manager specializing in Latin American equities and has been a team member of the fund since December 2002. He joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for domestic equities and fixed income at John Hancock Financial Services in New York. Mr. Aranowicz completed a five-year integrated program in international business relations from Central School of Commerce in Warsaw, and holds an M.B.A. in finance and international business from New York University's Stern School of Business.



ANNABEL BETZ, Vice President, is an analyst specializing in emerging-markets economics and strategy, and has been a team member of the fund since December 2002. She joined CSAM in 1999 from ING Baring Securities, where she was chief regional economist for Asia ex-Japan based in Hong Kong. While at ING Baring, Ms. Betz and the group she led were named to Institutional Investor's annual All-Asia Research Team for all years in the 1994-1997 period. Previously, she was an analyst on Asian risk issues for Political and Economic Risk Consultancy in Hong Kong, and a project administrator at the Harvard Institute for International Development. Ms. Betz holds an A.B. in government from Harvard College, as well as an M.A. in international economics and Asian studies from the Nitze School of Advanced International Studies at The Johns Hopkins University.



NEIL GREGSON, Director of CSAM U.K., has been a team member of the fund since November 2000, and with Credit Suisse since 1991. Mr. Gregson, who also serves as chief investment officer for equities in Emerging Europe, the Middle East and Africa, holds a BSc. in mining engineering from Nottingham University.


           Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND
     SHARE VALUATION

   The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.


   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.



   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


     DISTRIBUTIONS


   As an investor in the fund, you will receive distributions.


   The fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


   The fund typically distributes dividends and capital gains annually, usually in December. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.



   Distributions may be reinvested in additional shares without any initial or deferred sales charge.


   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.

     TAXES


   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS


   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.



   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.


   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you will receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal-tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

     STATEMENTS AND REPORTS


   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                           BUYING AND SELLING SHARES
     OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. You should contact your financial representative for further information.

     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. Eastern Time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus).


   The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs. The fund reserves the rights to modify or waive the minimum investment amount requirements.



   You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share after your request is received in proper form. If you purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of your fund on the day you redeem.



   Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund reserves the right to close the account and mail you the proceeds. The fund reserves the right to change the minimum amount balance requirement after 15 days' notice to current shareholders of any increases.

     EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.


   For more information regarding buying, selling or exchanging shares, contact your financial representative or call the transfer agent at 800-927-2874.

                              SHAREHOLDER SERVICES
     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

     TRANSFERS/GIFTS TO MINORS


   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES
     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


   Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

   The fund reserves the right to:


 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders



 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions



 - charge a wire-redemption fee


 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations


 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)



 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                         OTHER SHAREHOLDER INFORMATION

OFFERING PRICE:


   The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):


                              INITIAL SALES CHARGE

                                                                           COMMISSION TO
                                       AS A % OF        AS A % OF     FINANCIAL REPRESENTATIVE
         AMOUNT PURCHASED           AMOUNT INVESTED   OFFERING PRICE  AS A % OF OFFERING PRICE
 Less than $50,000                     6.10   %         5.75   %           5.00     %
 $50,000 to less than $100,000         4.99   %         4.75   %           4.00     %
 $100,000 to less than $250,000        3.90   %         3.75   %           3.00     %
 $250,000 to less than $500,000        2.56   %         2.50   %           2.00     %
 $500,000 to less than $1,000,000      2.04   %         2.00   %           1.75     %
 $1,000,000 or more                     0*               0                 1.00     %**


* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described under "Class A Limited CDSC" below).


** The distributor may pay a financial representative a fee of up to 1% as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.


   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1)  investment advisory clients of CSAM;


(2) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(3) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;



(4) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; and



(5) Class A shares acquired when dividends and distributions are reinvested in the fund.


   If you want to learn about additional waivers of Class A initial sales charges, contact your financial representative or consult the Statement of Additional Information.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:


   LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter applies only to purchases made up to 90 days before the date of the Letter. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.



   RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of fund shares. The sales charge on each purchase is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).


   The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

   For purpose of the Letter of Intent, Right of Accumulation and Concurrent Purchases, your purchases will be combined with purchases of your immediate family members.


   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the fund's current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.



   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.


   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 - the net asset value of such Class A shares at the time of redemption.


   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

                               OTHER INFORMATION
     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.


   The fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules under the Investment Company Act of 1940. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class A shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Class A shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.


   Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

                              FOR MORE INFORMATION

   More information about the fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:

   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030


BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBER:

Credit Suisse Emerging Markets Fund                                    811-08252

                     [CREDIT SUISSE ASSET MANAGEMENT LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                    800-927-2874 - www.CreditSuisseFunds.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.
                                                                    CSEMA-1-0202

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

             CREDIT SUISSE FUNDS
             Prospectus

             COMMON CLASS

             February 28, 2003


                        - CREDIT SUISSE

                          INTERNATIONAL FOCUS FUND


                        - CREDIT SUISSE
                          EMERGING MARKETS FUND

                        - CREDIT SUISSE
                          GLOBAL POST-VENTURE CAPITAL FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                                    CONTENTS


KEY POINTS................... ....................           4
   Goals and Principal Strategies.................           4
   A Word About Risk..............................           4
   Investor Profile...............................           6
PERFORMANCE SUMMARY............... ...............           7
   Year-by-Year Total Returns.....................           7
   Average Annual Total Returns...................           8
INVESTOR EXPENSES................ ................          11
   Fees and Fund Expenses.........................          11
   Example........................................          12
THE FUNDS IN DETAIL............... ...............          13
   The Management Firms...........................          13
   Multi-Class Structure..........................          14
   Fund Information Key...........................          14
INTERNATIONAL FOCUS FUND............ .............          16
EMERGING MARKETS FUND.............. ..............          19
GLOBAL POST-VENTURE CAPITAL FUND........ .........          22
MORE ABOUT RISK................. .................          25
   Introduction...................................          25
   Types of Investment Risk.......................          25
   Certain Investment Practices...................          27
MEET THE MANAGERS................ ................          31
ABOUT YOUR ACCOUNT............... ................          35
   Share Valuation................................          35
   Account Statements.............................          35
   Distributions..................................          35
   Taxes..........................................          36
   Buying Shares..................................          39
   Selling Shares.................................          40
   Shareholder Services...........................          43
OTHER POLICIES................. ..................          44
OTHER INFORMATION................ ................          45
   About the Distributor..........................          45
FOR MORE INFORMATION............... ..............  back cover



The Common Class of the International Focus, Emerging Markets and Global Post-Venture Capital Funds is closed to new investors other than those described on page 37.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES


     FUND/GOAL                PRINCIPAL STRATEGIES            PRINCIPAL RISK FACTORS
INTERNATIONAL FOCUS   - Invests at least 80% of its net      - Focus risk
FUND                  assets, plus any borrowings for        - Foreign securities
Long-term capital     investment purposes, in securities of  - Market risk
appreciation          40-60 foreign companies
                      - Focuses on the world's major
                      foreign markets
                      - Limited emerging-markets
                      investments
                      - Favors stocks with discounted
                      valuations, using a value-based,
                        bottom-up investment approach
--------------------------------------------------------------------------------------
EMERGING MARKETS      - Invests at least 80% of its net      - Emerging markets focus
FUND                  assets, plus any borrowings for        - Foreign securities
Growth of capital     investment purposes, in foreign        - Market risk
                      equity securities                      - Non-diversified status
                      - Focuses on the world's less
                      developed countries
                      - Analyzes a company's growth
                      potential, using a bottom-up
                        investment approach
--------------------------------------------------------------------------------------
GLOBAL POST-VENTURE   - Invests at least 80% of its net      - Foreign securities
CAPITAL FUND          assets, plus any borrowings for        - Market risk
Long-term growth of   investment purposes, in equity         - Special situation
capital               securities of post-venture-capital     companies
                      companies from at least three          - Start-up and other
                      countries, including the U.S.          small companies
                      - Intends to invest at least 30% of
                      assets in non-U.S. companies
                      - May invest in companies of any size
                      - Takes a growth investment approach
                      to identify attractive
                        post-venture-capital investments



     A WORD ABOUT RISK



   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.



   The principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.



   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EMERGING MARKETS FOCUS

Emerging Markets Fund


   Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to operational and other risks as well. Some countries may have restrictions that could limit the fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the fund to increased volatility or substantial declines in value.

FOCUS RISK

International Focus Fund

   The fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

FOREIGN SECURITIES

All funds

   A fund that invests outside the U.S. carries additional risks that include:


 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although each of the funds may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.


 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

All funds


   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


NON-DIVERSIFIED STATUS

Emerging Markets Fund

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

SPECIAL-SITUATION COMPANIES

Global Post-Venture Capital Fund

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES


Global Post-Venture Capital Fund


   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.


     INVESTOR PROFILE



   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:



 - have longer time horizons



 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns



 - are investing for growth or capital appreciation



 - want to diversify their portfolios internationally



   THEY MAY NOT BE APPROPRIATE IF YOU:



 - are investing for a shorter time horizon



 - are uncomfortable with an investment that has a higher degree of volatility



 - want to limit your exposure to foreign securities



 - are looking for income



   You should base your selection of a fund on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how the performance of each fund has varied from year to year for up to 10 years. The table compares each fund's performance (before and after taxes) over time to that of a broad based securities market index and other indexes, if applicable. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.





                           YEAR-BY-YEAR TOTAL RETURNS


YEAR ENDED 12/31:           [AMOUNTS IN PERCENTAGES]


                                                                       INTERNATIONAL FOCUS FUND
                                                                       ------------------------
1995
1996
1997
1998                                                                             15.94
1999                                                                             62.63
2000                                                                            -16.36
2001                                                                            -20.84
2002                                                                            -18.64


INTERNATIONAL FOCUS FUND
  BEST QUARTER:    30.81%  (Q4 99)
  WORST QUARTER:  -21.52%  (Q3 02)
  INCEPTION DATE: 3/31/97


                                                                         EMERGING MARKETS FUND
                                                                         ---------------------
1995                                                                             17.23
1996                                                                              9.94
1997                                                                            -19.99
1998                                                                            -29.23
1999                                                                             85.40
2000                                                                            -32.98
2001                                                                            -10.24
2002                                                                            -13.66


EMERGING MARKETS FUND
  BEST QUARTER:     41.55%  (Q4 99)
  WORST QUARTER:   -26.30%  (Q3 98)
  INCEPTION DATE: 12/30/94

                                                                   GLOBAL POST-VENTURE CAPITAL FUND
                                                                   --------------------------------
1995
1996
1997                                                                              8.72
1998                                                                             19.45
1999                                                                            140.97
2000                                                                            -16.27
2001                                                                            -27.14
2002                                                                            -34.52


GLOBAL POST-VENTURE CAPITAL FUND
  BEST QUARTER:    62.02%  (Q4 99)
  WORST QUARTER:  -26.75%  (Q4 00)
  INCEPTION DATE: 9/30/96

                          AVERAGE ANNUAL TOTAL RETURNS



                                             ONE YEAR    FIVE YEARS     LIFE OF      INCEPTION
          PERIOD ENDED 12/31/02:               2002      1998-2002        FUND          DATE
 INTERNATIONAL FOCUS FUND
 RETURN BEFORE TAXES                         -18.64%        0.31%         1.04%        3/31/97
 RETURN AFTER TAXES ON DISTRIBUTIONS         -18.74%       -1.01%        -0.43%
 RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES                         -11.37%        0.13%         0.58%
 MSCI EAFE INDEX(1) (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                -15.66%       -2.62%        -1.67%
 EMERGING MARKETS FUND
 RETURN BEFORE TAXES                         -13.66%       -7.38%        -4.31%       12/30/94
 RETURN AFTER TAXES ON DISTRIBUTIONS         -13.66%       -7.11%        -4.43%
 RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES                          -8.39%       -5.43%        -3.22%
 MSCI EMERGING MARKETS FREE INDEX(2)
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
 OR TAXES)                                    -6.00%       -4.58%        -2.73%
 GLOBAL POST-VENTURE CAPITAL FUND RETURN
 BEFORE TAXES                                -34.52%        2.83%         3.73%        9/30/96
 RETURN AFTER TAXES ON DISTRIBUTIONS         -34.52%        2.06%         2.88%
 RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES                         -21.20%        2.31%         2.94%
 RUSSELL 2000 GROWTH INDEX(3) (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)      -30.26%       -6.59%        -3.40%
 LIPPER GLOBAL FUNDS INDEX(4) (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)      -18.65%       -0.80%         2.25%

                                             ONE YEAR    FIVE YEARS     LIFE OF      INCEPTION
          PERIOD ENDED 12/31/02:               2002      1998-2002        FUND          DATE
 MSCI WORLD INDEX(5) (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)      -19.07%       -2.97%        -0.20%
 RUSSELL MIDCAP GROWTH INDEX(6) (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   -27.40%       -1.82%         2.26%



(1) The Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc.


(2) The Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc.


(3) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged Index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.


(4) The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying equity funds classified by Lipper Inc. as global. It is compiled by Lipper Inc.


(5) The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is the exclusive property of Morgan Stanley Capital International Inc.


(6) The Russell MidCap(R) Growth Index measures the performance of those companies in the Russell MidCap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.


- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal year ending October 31, 2003.



  --------------------------------------------------------------------------------------------
                                                 INTERNATIONAL    EMERGING      GLOBAL
                                                   FOCUS          MARKETS     POST-VENTURE
                                                    FUND           FUND       CAPITAL FUND
  SHAREHOLDER FEES
  (paid directly from your investment)
  --------------------------------------------------------------------------------------------
  Sales charge (load) on purchases                     NONE          NONE           NONE
  --------------------------------------------------------------------------------------------
  Deferred sales charge (load)                         NONE          NONE           NONE
  --------------------------------------------------------------------------------------------
  Sales charge (load) on reinvested
   distributions                                       NONE          NONE           NONE
  --------------------------------------------------------------------------------------------
  Redemption fees                                     2.00%*        2.00%*         2.00%*
  --------------------------------------------------------------------------------------------
  Exchange fees                                        NONE          NONE           NONE
  --------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
  --------------------------------------------------------------------------------------------
  Management fee                                      1.00%         1.25%          1.25%
  --------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                 NONE          .25%           .25%
  --------------------------------------------------------------------------------------------
  Other expenses                                       .70%         1.31%           .96%
  --------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                1.70%**       2.81%**        2.46%**
  --------------------------------------------------------------------------------------------



 * Each fund imposes a 2.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than 30 days from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. See "Buying Shares."


** Expected fees and expenses of each fund for the fiscal year ending October
   31, 2003 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.



             EXPENSES AFTER               INTERNATIONAL   EMERGING      GLOBAL
               WAIVERS AND                    FOCUS       MARKETS    POST-VENTURE
             REIMBURSEMENTS                   FUND          FUND     CAPITAL FUND
 Management fee                               .90%          .39%         .44%
 Distribution and service (12b-1) fee         NONE          .25%         .25%
 Other expenses                               .70%         1.31%         .96%
                                              ----         -----        -----
 NET ANNUAL FUND OPERATING EXPENSES          1.60%         1.95%        1.65%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits, if applicable) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



---------------------------------------------------------------------------------------------
                                  ONE YEAR       THREE YEARS    FIVE YEARS       TEN YEARS
---------------------------------------------------------------------------------------------
INTERNATIONAL FOCUS FUND               $173           $536          $  923         $2,009
---------------------------------------------------------------------------------------------
EMERGING MARKETS FUND                  $284           $871          $1,484         $3,138
---------------------------------------------------------------------------------------------
GLOBAL POST-VENTURE CAPITAL FUND       $249           $767          $1,311         $2,796
---------------------------------------------------------------------------------------------

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the funds


 - Responsible for managing each fund's assets according to its goal and strategies and supervising the activities of each fund's sub-investment advisers



 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients



 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission



   For the 2002 fiscal year, the International Focus Fund, Emerging Markets Fund and the Global Post-Venture Capital Fund paid CSAM .90%, .39% and .44%, respectively, of their average daily net assets for advisory services.


   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

- Sub-investment adviser for each fund



 - Responsible for assisting CSAM in the management of each fund's international assets according to its goal and strategies



 - Also a member of Credit Suisse Asset Management



CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan



 - Sub-investment adviser for the Global Post-Venture Capital and International Focus Funds


 - Responsible for assisting CSAM in the management of each fund's international assets according to its goal and strategies



 - Also a member of Credit Suisse Asset Management



CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia



 - Sub-investment adviser for each fund



 - Responsible for assisting CSAM in the management of each fund's international assets according to its goal and strategies



 - Also a member of Credit Suisse Asset Management



ABBOTT CAPITAL MANAGEMENT, LLC
1211 Avenue of the Americas
Suite 4300
New York, NY 10036


 - Sub-investment adviser for the Global Post-Venture Capital Fund


 - Responsible for managing the fund's investments in private funds


 - A registered investment adviser concentrating on venture-capital, buyout, and special-situation investments


 - Currently manages approximately $4.55 billion in assets



     MULTI-CLASS STRUCTURE



   This Prospectus offers Common Class shares of the funds. Common Class shares are no-load.



   Each of the funds offers additional classes of shares, including Class A, B and C shares for the International Focus Fund and the Global Post-Venture Capital Fund and Class A shares of the Emerging Markets Fund, as described in separate prospectuses.


     FUND INFORMATION KEY


   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:


GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."


RISK FACTORS


   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT


   The individuals designated by the investment adviser or sub-advisers to handle the fund's day-to-day management.


FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held.
   A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                            INTERNATIONAL FOCUS FUND

     GOAL AND STRATEGIES


   The fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of approximately 40-60 companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets.


   Major foreign markets currently consist of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE(R)) Index.

   The "top fifteen" (largest company holdings) in the fund's portfolio may account for 40% or more of the fund's assets.


   Under normal market conditions, the fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three major foreign markets. The fund's 80% investment policy may be changed by the Board of Directors upon 60 days' notice to shareholders.



   The fund is not an index fund and will not seek to match the performance or weightings of the EAFE Index. The fund intends to diversify its investments across a number of different countries. However, at times the fund may invest a significant part of its assets in any single country. The fund may invest up to 15% of assets in emerging markets.


   In choosing equity securities, the fund's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS


   The fund's equity holdings may include:


 - common stocks

 - warrants

 - securities convertible into or exchangeable for common stocks

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS


   The fund's principal risk factors are:


 - focus risk

 - foreign securities

 - market risk

   Because the fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility than a fund that invests in a larger number of securities.

   The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   To the extent that it focuses on a single country or region, the fund may take on increased volatility or may not perform as well as a more geographically diversified equity fund. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT


   Vincent J. McBride, Todd D. Jacobson and Nancy Nierman are Co-Portfolio Managers of the fund. Greg Norton-Kidd, Anne S. Budlong, Harry M. Jaffe and Todor Petrov assist them. You can find out more about the fund's managers in "Meet the Managers."

                     FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.


-------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED:                              10/02             10/01            10/00           10/99            10/98
PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $9.59            $14.98          $14.78          $10.78            $11.06
-------------------------------------------------------------------------------------------------------------------------
Investment Operations:
Net investment income                          0.08(1)           0.12            0.11            0.09              0.27
Net gain (loss) on investments and
 foreign currency related items (both
 realized and unrealized)                     (1.59)            (3.05)           0.66            4.02              (.06)
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations             (1.51)            (2.93)           0.77            4.11              0.21
-------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income          (0.01)            (0.12)          (0.08)          (0.11)            (0.24)
Distributions from net realized gains            --             (2.34)          (0.49)             --             (0.25)
-------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions            (0.01)            (2.46)          (0.57)          (0.11)            (0.49)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $8.07             $9.59          $14.98          $14.78            $10.78
-------------------------------------------------------------------------------------------------------------------------
Total return(2)                              (15.85)%          (23.13)%          4.90%          38.52%             2.26%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
 omitted)                                  $218,897           $30,657         $85,756         $79,383           $39,021
Ratio of expenses to average net
 assets                                        1.47%             0.95%(3)        0.97%(3)        0.96%(3)          0.95%(3)
Ratio of net investment income to
 average net assets                            0.88%             0.63%           0.65%           0.92%             1.50%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                        0.23%             0.66%           0.48%           0.55%             1.09%
Portfolio turnover rate                         150%              166%            146%            151%              116%
-------------------------------------------------------------------------------------------------------------------------



(1) Per share information is calculated using the average share outstanding method.


(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.


(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .00%, .02%, .01% and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was .95% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                             EMERGING MARKETS FUND



     GOAL AND STRATEGIES


   The fund seeks growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging markets or companies whose securities trade primarily in emerging markets.


   An emerging market is any country:

 - generally considered to be an emerging or developing country by the United Nations, or by the World Bank and the International Finance Corporation
   (IFC), or

 - included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index, or

 - having a per-capita gross national product of $2,000 or less

   Under this definition, most countries of the world (other than the U.S., Canada, Western European countries, Japan, Australia and New Zealand) are considered emerging markets.


   Under normal market conditions, the fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three emerging markets. The fund may invest in companies of any size, including emerging-growth companies-small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.


   Its non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies. However, the portfolio managers typically have diversified the fund's investments.


   The fund's 80% investment policy may be changed by the Board of Directors upon 60 days' notice to shareholders.


     PORTFOLIO INVESTMENTS


   The fund's equity holdings may include:


 - common and preferred stocks

 - debt securities convertible into common or preferred stock

 - rights and warrants

 - equity interests in trusts and partnerships

 - depositary receipts

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS


   The fund's principal risk factors are:



 - emerging markets focus


 - foreign securities

 - market risk

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Because the fund focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the fund to increased volatility or substantial declines in value.

   Non-diversification might cause the fund to be more volatile than a diversified fund. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT


   Emily Alejos, Yaroslaw Aranowicz and Annabel Betz are Co-Portfolio Managers of the fund. Associate Portfolio Manager Neil Gregson assists them. You can find out more about the fund's managers in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.


-----------------------------------------------------------------------------------------------------------------
PERIOD ENDED:                                     10/02         10/01         10/00         10/99         10/98
PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $6.58         $9.03         $9.27         $6.59         $10.82
-----------------------------------------------------------------------------------------------------------------
Investment Operations:
Net investment income                              (0.00)(1,2)    0.04          0.04          0.05           0.11
Net gain (loss) on investments and foreign
 currency related items (both realized and
 unrealized)                                       (0.15)        (2.46)        (0.28)         2.63          (3.86)
-----------------------------------------------------------------------------------------------------------------
 Total from investment operations                  (0.15)        (2.42)        (0.24)         2.68          (3.75)
-----------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income                  --         (0.03)           --            --          (0.04)
Distributions from net realized gains                 --            --            --            --          (0.44)
-----------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                    --         (0.03)           --            --          (0.48)
-----------------------------------------------------------------------------------------------------------------
Redemption Fees                                     0.00(3)         --            --            --             --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $6.43         $6.58         $9.03         $9.27          $6.59
-----------------------------------------------------------------------------------------------------------------
Total return(4)                                    (2.28)%      (26.92)%       (2.59)%       40.67%        (35.95)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $30,769       $40,463       $60,482       $67,783        $60,189
Ratio of expenses to average net assets             1.65%         1.65%(5)      1.67%(5)      1.66%(5)       1.65%(5)
Ratio of net investment income (loss) to
 average net assets                                (0.00)(1)       .41%          .44%          .55%          1.00%
Decrease reflected in above operating expense
 ratios due to waivers/reimbursements               1.16%          .86%          .79%          .73%           .63%
Portfolio turnover rate                              145%          188%          232%          196%           126%
-----------------------------------------------------------------------------------------------------------------



1This amount represents less than $(0.01) per share.



2Per share information is calculated using the average shares outstanding method.



3This amount represents less than $0.01 per share.



4Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.



5Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was 1.65% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                        GLOBAL POST-VENTURE CAPITAL FUND
     GOAL AND STRATEGIES


   The fund seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.


   A post-venture-capital company is one that has received venture-capital financing either:

 - during the early stages of the company's existence or the early stages of the development of a new product or service, or

 - as part of a restructuring or recapitalization of the company

   In either case, one or more of the following will have occurred within 10 years prior to the fund's purchase of the company's securities:

 - the investment of venture-capital financing

 - distribution of the company's securities to venture-capital investors

 - the initial public offering


   Under normal market conditions, the fund will invest at least:



 - 80% of net assets, plus any borrowings for investment purposes, in equity securities of post-venture-capital companies from at least three countries, including the U.S.



 - 30% of assets in companies located or conducting a majority of their business outside the U.S.


   The fund may invest in companies of any size and will diversify its investments across companies, industries and countries.


   The fund's 80% investment policy may be changed by the Board of Directors upon 60 days' notice to shareholders.


     PORTFOLIO INVESTMENTS


   The fund's equity holdings may include:


 - common and preferred stocks

 - rights and warrants

 - securities convertible into common stocks

 - partnership interests

   The fund may invest:


 - up to 10% of assets in private funds that invest in private equity and in venture-capital companies


 - without limit in special-situation companies

 - without limit in foreign securities

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS


   The fund's principal risk factors are:


 - foreign securities

 - market risk

 - special-situation companies

 - start-up and other small companies

   The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the fund to increased market, information and liquidity risks. These risks are defined in "More About Risk."

   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.


   To the extent that the fund invests in private funds or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in private funds involves liquidity, valuation and other risks. Focusing on a single country or region may cause the fund to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT


   Elizabeth B. Dater, Vincent J. McBride and Greg Norton-Kidd are Co-Portfolio Managers of the fund. Associate Portfolio Manager Calvin E. Chung assists them. Raymond L. Held and Thaddeus I. Grey manage the fund's investments in private funds. You can find out more about the fund's managers in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.


------------------------------------------------------------------------------------------------------------------
PERIOD ENDED:                                  10/02          10/01          10/00           10/99          10/98
PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $14.73         $27.67          $19.25         $10.53         $11.15
------------------------------------------------------------------------------------------------------------------
Investment Operations:
Net investment loss                             (0.19)(1)      (0.21)(1)       (0.13)         (0.09)         (0.02)
Net gain (loss) on investments and foreign
 currency related items (both realized and
 unrealized)                                    (3.52)        (12.73)          11.35           8.84          (0.20)
------------------------------------------------------------------------------------------------------------------
 Total from investment operations               (3.71)        (12.94)          11.22           8.75          (0.22)
------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income               --             --              --             --          (0.29)
Distributions from net realized gains              --             --           (2.80)         (0.03)         (0.11)
------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                 --             --           (2.80)         (0.03)         (0.40)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $11.02         $14.73          $27.67         $19.25         $10.53
------------------------------------------------------------------------------------------------------------------
Total return(2)                                (25.19)%       (46.77)%         60.22%         83.36%         (1.91)%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)      $52,702        $94,322        $211,822         $7,263         $3,661
Ratio of expenses to average net assets          1.65%          1.65%(3)        1.67%(3)       1.66%(3)       1.65%(3)
Ratio of net investment loss to average
 net assets                                     (1.28)%        (1.06)%         (0.77)%        (0.61)%        (1.01)%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                          0.81%          0.49%           0.44%          2.07%          3.90%
Portfolio turnover rate                            84%           138%             96%           240%           187%
------------------------------------------------------------------------------------------------------------------



(1) Per share information is calculated using the average shares outstanding method.


(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.


(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was 1.65% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                                MORE ABOUT RISK
     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.



   LEGAL RISK Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or a fund's performance.


   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.


   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.


   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.



   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]    Permitted without limitation; does not indicate
       actual use
/20%/  Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted


                                                                INTERNATIONAL   EMERGING       GLOBAL
                                                                    FOCUS        MARKETS        POST-
                                                                    FUND          FUND         VENTURE
                                                                                               CAPITAL
                                                                                                FUND

---------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                              LIMIT
---------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                           30%           30%           30%
---------------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market,
political risks.                                                     [X]          [X ]           [X]
---------------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures
or forwards, intended to manage fund exposure to currency
risk or to enhance total return. Options, futures or
forwards involve the right or obligation to buy or sell a
given amount of foreign currency at a specified price and
future date.(1) Correlation, credit, currency, hedged
exposure, liquidity, political, speculative exposure,
valuation risks.                                                     [X]           [X]           [X]
---------------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                    /15%/          [X]           [ ]
---------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                             [X]           [X]           [X]
---------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.          [X]           [X]           [X]
---------------------------------------------------------------------------------------------------------

                                                                                               GLOBAL
                                                                                                POST-
                                                                INTERNATIONAL   EMERGING       VENTURE
                                                                    FOCUS        MARKETS       CAPITAL
                                                                    FUND          FUND          FUND

---------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                              LIMIT
---------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                       [ ]           [ ]           [ ]
---------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                        20%           20%           20%
---------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.               [ ]           [ ]           [ ]
---------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.                   5%            20%           5%
---------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase and write both put and call options for
hedging or speculative purposes.(1) Correlation, credit,
hedged exposure, liquidity, market, speculative exposure
risks.                                                               25%           25%           25%
---------------------------------------------------------------------------------------------------------
PRIVATE FUNDS Private limited partnerships or other
investment funds that themselves invest in private equity or debt securities of:
-companies in the venture-capital or post-venture-capital
 stages of development
-companies engaged in special situations or changes in
 corporate control, including buyouts
Information, liquidity, market, valuation risks.                     --            --           /10%/
---------------------------------------------------------------------------------------------------------

                                                                                               GLOBAL
                                                                                                POST-
                                                                INTERNATIONAL   EMERGING       VENTURE
                                                                    FOCUS        MARKETS       CAPITAL
                                                                    FUND          FUND          FUND

---------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                              LIMIT
---------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                          [X]           [X]           [ ]
---------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                         [ ]           [ ]           [ ]
---------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                              /15%/         /15%/         /15%/
---------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                           33 1/3%       33 1/3%       33 1/3%
---------------------------------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If the fund
were to take short positions in stocks that increase in
value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform
similar mutual funds that do not take short positions.
Liquidity, market, speculative exposure risks.                       --            --           /10%/
---------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the fund
owns enough shares of the security involved to cover the
borrowed securities, if necessary. Liquidity, market,
speculative exposure risks.                                         /10%/         /10%/         /10%/
---------------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                              [X ]           [X]           [X]
---------------------------------------------------------------------------------------------------------

                                                                                               GLOBAL
                                                                                                POST-
                                                                INTERNATIONAL   EMERGING       VENTURE
                                                                    FOCUS        MARKETS       CAPITAL
                                                                    FUND          FUND          FUND

---------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                              LIMIT
---------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                  [X]           [X]           [X]
---------------------------------------------------------------------------------------------------------
SWAPS A contract between a fund and another party in which
the parties agree to exchange streams of payments based on
certain benchmarks. For example, a fund may use swaps to
gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the fund's direct
investment is restricted. Credit, currency, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                                     [ ]           [ ]           [ ]
---------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.         [ ]           [ ]           [ ]
---------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                  10%          /10%/          10%
---------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                          20%           20%           20%
---------------------------------------------------------------------------------------------------------



(1)Each fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2)Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the funds:


ELIZABETH B. DATER, Managing Director, is head of U.S. equities and chief investment officer for post-venture-capital, distribution-management and small-capitalization U.S. equity portfolios, and has been a team member of the Global Post-Venture Capital Fund since fund inception. Ms. Dater joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management (Warburg Pincus), where she served as the director of research from 1984 through 1988, and as senior portfolio manager and member of the Operating Committee from 1988 to 1999. Prior to joining Warburg Pincus in 1978, she was a vice president and U.S. equity analyst at Fiduciary Trust Company of New York and worked at Lehman Brothers. Ms. Dater holds a B.A. in fine arts from Boston University.



VINCENT J. MCBRIDE, Managing Director, has been a team member of the Global Post-Venture Capital Fund since February 2001 and of the International Focus Fund since fund inception. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1994, Mr. McBride was an international-equity analyst at Smith Barney, an international-equity analyst at General Electric Investments, a portfolio manager/analyst at United Jersey Bank, and a portfolio manager at First Fidelity Bank. He holds a B.S. in economics from the University of Delaware and an M.B.A. in finance from Rutgers University.



EMILY ALEJOS, CFA, Director, is chief investment officer for Latin American equities and has been a team member of the Emerging Markets Fund since February 2000. She joined CSAM in 1997 after working as an emerging-markets portfolio manager at Bankers Trust from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in economics and development studies from Brown University and an M.B.A. from Stanford University.



ANNE S. BUDLONG, Director, has been a team member of the International Focus Fund since August 2002. Ms. Budlong joined CSAM in 2000 from Baring Asset Management in London, where, during 1999 she was an assistant director and co-managed a European small-capitalization equity retail fund and institutional portfolio. From 1991 to 1999, she worked as an analyst focusing on large- and mid-cap European equities at Clay Finlay in London and New York and, prior to that, as a financial analyst at Oppenheimer & Co. Ms. Budlong holds a B.A. from Williams College with a double major in economics and Asian studies.

           Job titles indicate position with the investment adviser.

NEIL GREGSON, Director of CSAM U.K., has been a team member of the Emerging Markets Fund since November 2000, and with Credit Suisse since 1991. Mr. Gregson, who also serves as chief investment officer for equities in Emerging Europe, the Middle East and Africa, holds a BSc. in mining engineering from Nottingham University.



TODD D. JACOBSON, CFA, Director, has been a team member of the International Focus Fund since March 1999. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1997, Mr. Jacobson was an analyst with Brown Brothers Harriman from 1993 to 1997. He holds a B.A. in economics from the State University of New York at Binghamton and an M.B.A. in finance from the University of Pennsylvania's Wharton School.



NANCY NIERMAN, Director, has been a team member of the International Focus Fund since fund inception. She came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1996, she was a vice president at Fiduciary Trust Company International from 1992 to 1996. Ms. Nierman holds a B.B.A. in international business from Baruch College, City University of New York.



GREG NORTON-KIDD, Director, has been a team member of the Global Post-Venture Capital Fund since February 2001 and of the International Focus Fund since August 2002. He joined CSAM in 1999 from the Flemings group, where he was a senior Japanese equity salesman in London, Tokyo and New York from 1990 to 1999. Mr. Norton-Kidd holds an M.A. in natural sciences from Cambridge University.



YAROSLAW ARANOWICZ, CFA, Vice President, is a portfolio manager specializing in Latin American equities and has been a team member of the Emerging Markets Fund since December 2002. He joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for domestic equities and fixed income at John Hancock Financial Services in New York. Mr. Aranowicz completed a five-year integrated program in international business relations from Central School of Commerce in Warsaw, and holds an M.B.A. in finance and international business from New York University's Stern School of Business.



ANNABEL BETZ, Vice President, is an analyst specializing in emerging-markets economics and strategy, and has been a team member of the Emerging Markets Fund since December 2002. She joined CSAM in 1999 from ING Baring Securities, where she was chief regional economist for Asia ex-Japan based in Hong Kong. While at ING Baring, Ms. Betz and the group she led were named to

Institutional Investor's annual All-Asia Research Team for all years in the 1994-1997 period. Previously, she was an analyst on Asian risk issues for Political and Economic Risk Consultancy in Hong Kong, and a project administrator at the Harvard Institute for International Development. Ms. Betz holds an A.B. in government from Harvard College, as well as an M.A. in international economics and Asian studies from the Nitze School of Advanced International Studies at The Johns Hopkins University.



CALVIN E. CHUNG, CFA, Vice President, has been a team member of the Global Post-Venture Capital Fund since May 2000. He joined CSAM in 2000 from Eagle Asset Management, where he was a vice president and senior technology equity analyst from 1997 to 1999. Previously, he was a research associate at Fidelity Management and Research and a financial-services advisor at MetLife Resources. Mr. Chung holds a B.A. in economics from Brandeis University and an M.B.A. in finance from the University of Chicago Graduate School of Business.



HARRY M. JAFFE, Vice President, has been a team member of the International Focus Fund since August 2002. Mr. Jaffe came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1996, he was an associate in portfolio management at Scudder Kemper Investments from 1996 to 1998, an accountant at Continuum Health Partners from 1995 to 1996 and, prior to that, an assistant broker at Shearson Lehman. Mr. Jaffe holds a B.A. in economics from the American University and studied international economics at Cambridge University's Institute for Economic and Political Studies. He is a member of the Society of Quantitative Analysts.



TODOR PETROV, Vice President, has been a team member of the International Focus Fund since August 2002. He joined CSAM in 1999 after graduating in May of that year with an M.B.A. in finance from the University of Maryland. In 1997, Mr. Petrov received a B.A. in applied economics and business administration from the American University in Bulgaria.

ABBOTT CAPITAL MANAGEMENT LLC



RAYMOND L. HELD and THADDEUS I. GRAY manage the Global Post-Venture Capital Fund's investments in private funds. Both are Investment Managers and Managing Directors of Abbott Capital Management LLC, the fund's sub-investment adviser. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).


   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.



   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.


   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


   The Global Post-Venture Capital Fund initially values its investments in private funds at cost. After that, the fund values these investments according to reports from the private funds that the sub-investment adviser generally receives on a quarterly basis. The fund's NAV typically will not reflect interim changes in the values of its private fund investments.


     ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every calendar quarter

   You will also receive annual and semiannual financial reports.

     DISTRIBUTIONS


   As an investor in one of the funds, you will receive distributions.



   Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.



   The funds typically distribute dividends and capital gains annually, usually in December. The funds may make additional distributions at other times if necessary for the funds to avoid a federal tax.

   Distributions will be reinvested in additional Common Class shares unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.



   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.CreditSuisseFunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.


     TAXES


   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.


TAXES ON DISTRIBUTIONS


   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.



   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.


   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you will receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal-tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.CreditSuisseFunds.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


   The funds' Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the funds and open new accounts under the same social security number.


   Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.
     BUYING AND SELLING SHARES


   The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means the fund or your financial-services firm, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus).



REDEMPTION FEE



   Each fund imposes a 2.00% redemption fee (short-term trading fee) on the fund's Common Class shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.



   The fee does not apply to shares:



 - purchased by investment advisory clients of CSAM or any of its affiliates



 - purchased by wrap fee accounts

 - purchased by 401(k) plans, 403(b) plans, 457 plans or other employee benefit or retirement plans sponsored by an employer



 - acquired by the reinvestment of dividends or distributions


FINANCIAL-SERVICES FIRMS


   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV.



   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the funds. Please read their program materials for any special provisions or additional service features that may apply to your investment. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open.


   Some of the firms through which the funds are available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 - Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 - TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

  Regular account:                                                        $2,500
  IRAs:                                                                   $  500
  Transfers/Gifts to Minors:                                              $  500


   There is no minimum investment requirement for employees and clients of CSAM and its affiliates or for retirement plan programs. The funds reserve the right to modify or waive minimum initial investment requirements.


     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

     INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

                                 BUYING SHARES



           OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT
BY CHECK
--------------------------------------------------------------------------------------
- Compete the New Account Application.       - Make your check payable to Credit
- For IRAs use the Universal IRA               Suisse Funds.
  Application.                               - Write the account number and the fund
- Make your check payable to Credit            name on your check.
  Suisse Funds.                              - Mail to Credit Suisse Funds.
- Write the fund name on the check.          - Minimum amount is $100.
- Mail to Credit Suisse Funds.
--------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------
- Call our Shareholder Service Center to     - Call our Shareholder Service Center to
  request an exchange from another Credit      request an exchange from another Credit
  Suisse Fund. Be sure to read the             Suisse Fund.
  current Prospectus for the new fund.       - Minimum amount is $250.
  Also please observe the minimum initial    - If you do not have telephone
  investment.                                  privileges, mail or fax a letter of
- If you do not have telephone                 instruction signed by all shareholders.
  privileges, mail or fax a letter of
  instruction signed by all shareholders.
--------------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------------
- Complete and sign the New Account          - Call our Shareholder Service Center by
  Application.                                 4 p.m. Eastern Time to inform us of the
- Call our Shareholder Service Center and      incoming wire. Please be sure to
  fax the signed New Account Application       specify your name, the account number
  by 4 p.m. Eastern Time.                      and the fund name on your wire advice.
- The Shareholder Service Center will        - Wire the money for receipt that day.
  telephone you with your account number.    - Minimum amount is $500.
  Please be sure to specify your name, the
  account number and the fund name on your
  wire advice.
- Wire your initial investment for
  receipt that day.
- Mail the original, signed application
  to Credit Suisse Funds.
  This method is not available for IRAs.
--------------------------------------------------------------------------------------
BY ACH TRANSFER
--------------------------------------------------------------------------------------
- Cannot be used to open an account.         - Call our Shareholder Service Center to
                                               request an ACH transfer from your bank.
                                             - Your purchase will be effective at the
                                               next NAV calculated after we receive your
                                               order in proper form.
                                             - Minimum amount is $50.
                                             - Requires ACH on Demand privileges.


                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES

SELLING SOME OR ALL OF YOUR SHARES           CAN BE USED FOR
BY MAIL
--------------------------------------------------------------------------------------
Write us a letter of instruction that        - Accounts of any type.
includes:                                    - Sales of any amount.
- your name(s) and signature(s)
- the fund name and account number           For IRAs please use the IRA Distribution
- the dollar amount you want to sell         Request Form.
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Credit Suisse
Funds.

If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center (unless a
signature guarantee is required).
--------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------
- Call our Shareholder Service Center to     - Accounts with telephone privileges.
  request an exchange into another Credit
  Suisse Fund. Be sure to read the current     If you do not have telephone privileges,
  Prospectus for the new fund. Also please     mail or fax a letter of instruction to
  observe the minimum initial investment.      exchange shares.
--------------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------------
Call our Shareholder Service Center to       - Non-IRA accounts with telephone
request a redemption. You can receive the      privileges.
proceeds as:
- a check mailed to the address of record
  ($100 minimum)
- an ACH transfer to your bank ($50
  minimum)
- a wire to your bank ($500 minimum)
  See "By Wire or ACH Transfer" for
  details.
--------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
--------------------------------------------------------------------------------------
- Complete the "Wire Instructions" or        - Non-IRA accounts with wire-redemption
  "ACH on Demand" section of your New          or ACH on Demand privileges.
  Account Application.                       - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US

  SHAREHOLDER SERVICE CENTER
  Toll free: 800-927-2874
  Fax:     888-606-8252

  MAIL
  Credit Suisse Funds

  P.O. Box 55030


  Boston, MA 02205-5030


  OVERNIGHT/COURIER SERVICE
  Boston Financial Data Services, Inc.
  Attn: Credit Suisse Funds
  66 Brooks Drive
  Braintree, MA 02184

  INTERNET WEB SITE
  www.CreditSuisseFunds.com

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Credit Suisse Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Account registration]




     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES


   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Common Fund. A redemption fee of 2.00% may be charged on the exchange.


     LOW-BALANCE ACCOUNTS


   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.


MINIMUM TO KEEP AN ACCOUNT OPEN


   Regular account:                                                       $2,000
   IRAs:                                                                  $  250
   Transfers/Gifts to Minors:                                             $  250

   The funds reserve the right to modify or waive this requirement. If a fund increases the amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.


                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

     STATEMENTS AND REPORTS


   Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The funds generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the funds may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with a fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.


     RETIREMENT PLANS

   Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

     TRANSFERS/GIFTS TO MINORS


   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.


     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


   Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.



   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

   The funds reserve the right to:


 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the funds consider the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its respective shareholders



 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions



 - charge a wire-redemption fee


 - make a "redemption in kind"- payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations


 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)


 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

 - making the funds available to you

 - account servicing and maintenance


 - other administrative services related to sale of the Common Class shares



   As part of their business strategies, each of the funds, except the International Focus Fund, has a Rule 12b-1 shareholder-servicing and distribution plan in effect to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class. Under the plan, the distributor is paid 0.25% of the average daily net assets of a fund's Common Class shares. Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the funds may reimburse a portion of these payments.

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                                       46

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                                       47

                              FOR MORE INFORMATION


   More information about the funds is available free upon request, including the following:


     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.


   The Annual Report also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


     OTHER INFORMATION


   A current Statement of Additional Information (SAI), which provides more detail about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.



   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:

   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030


BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBERS:

Credit Suisse International Focus Fund                                 811-08459


Credit Suisse Emerging Markets Fund                                    811-08252


Credit Suisse Global Post-Venture Capital Fund  811-07715

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 - www.CreditSuisseFunds.com


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPISF-1-0203

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                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2003


                     CREDIT SUISSE INTERNATIONAL FOCUS FUND







                       CREDIT SUISSE EMERGING MARKETS FUND

                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND


This combined Statement of Additional Information provides information about Credit Suisse International Focus Fund (the "International Focus Fund"), Credit Suisse Emerging Markets Fund (the "Emerging Markets Fund") and Credit Suisse Global Post-Venture Capital Fund (the "Global Post-Venture Capital Fund") (collectively, the "Funds") that supplements information in (1) the combined Prospectus for the Common Shares of the Funds, the Prospectus for the Advisor Shares of the International Focus Fund, and the Prospectus for the Advisor Shares of the Global Post-Venture Capital Fund, each dated February 28, 2003;
(2) the Prospectus for the Class A, Class B and Class C Shares of each of the Global Post-Venture Capital Fund and the International Focus Fund, each dated February 28, 2003; (3) the Prospectus for the Class A Shares of the Emerging Markets Fund, dated February 28, 2003; and (4) the Prospectus for the Advisor Shares of each of the Global Post-Venture Capital and International Focus Fund, each dated February 28, 2003, each as amended or supplemented from time to time (collectively, the "Prospectus").



Each Fund's audited Annual Report for the fiscal year ended October 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.



This Statement of Additional Information is not itself a prospectus. Copies of the Prospectus, Annual Reports and information regarding each Fund's current performance can be obtained by writing or telephoning:



Class A, Class B, Class C and
------------------------------                            Advisor Shares
         Common Shares                                    --------------
         -------------                             Credit Suisse Advisor Funds
      Credit Suisse Funds                                 P.O. Box 55030
        P.O. Box 55030                                Boston, MA 02205-5030
     Boston, MA 02205-5030                        Attn.: Institutional Services
         800-927-2874                                      800-222-8977


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                                TABLE OF CONTENTS


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                                                                                                              Page
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
INVESTMENT OBJECTIVES AND POLICIES.............................................................................1
         Options, Futures and Currency Exchange Transactions...................................................1
                  Securities Options...........................................................................1
                  Securities Index Options.....................................................................4
                  OTC Options..................................................................................5
                  Futures Activities...........................................................................5
                           Futures Contracts...................................................................6
                           Options on Futures Contracts........................................................7
                  Currency Exchange Transactions...............................................................7
                           Forward Currency Contracts..........................................................8
                           Currency Options....................................................................8
                           Currency Hedging....................................................................8
                  Swaps........................................................................................9
                  Hedging Generally...........................................................................10
                  Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps........11
         Additional Information on Other Investment Practices.................................................11
                  U.S. Government Securities..................................................................11
                  Money Market Obligations....................................................................12
                  Repurchase Agreements.......................................................................12
                  Money Market Mutual Funds...................................................................13
                  Convertible Securities......................................................................13
                  Debt Securities.............................................................................13
                           Below Investment Grade Securities..................................................14
                  Structured Securities.......................................................................15
                           Mortgage-Backed Securities.........................................................16
                           Asset-Backed Securities............................................................17
                           Structured Notes, Bonds or Debentures..............................................17
                           Loan Participations and Assignments................................................17
                  REITs.......................................................................................18
                  Securities of Other Investment Companies....................................................19
                  Lending of Portfolio Securities.............................................................19
                  Foreign Investments.........................................................................20
                           Foreign Currency Exchange..........................................................20
                           Information........................................................................21
                           Political Instability..............................................................21
                           Foreign Markets....................................................................21
                           Increased Expenses.................................................................21
                           Foreign Debt Securities............................................................21
                           Sovereign Debt.....................................................................22
                           Privatizations.....................................................................23
                           Brady Bonds........................................................................24
                           Emerging Markets...................................................................24
                  Japanese Investments........................................................................25


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
                  Economic Background.........................................................................25
                           Generally..........................................................................25
                           Currency Fluctuation...............................................................25
                  Short Sales.................................................................................26
                  Short Sales "Against the Box"...............................................................27
                  Warrants....................................................................................28
                  Non-Publicly Traded and Illiquid Securities.................................................28
                           Rule 144A Securities...............................................................29
                  Borrowing...................................................................................30
                  Stand-By Commitments........................................................................30
                  Reverse Repurchase Agreements...............................................................31
                  When-Issued Securities and Delayed-Delivery Transactions....................................31
                  Emerging Growth and Small Companies; Unseasoned Issuers.....................................32
                  Special Situation Companies.................................................................32
                  Dollar Rolls................................................................................32
         Temporary Defensive Strategies.......................................................................33
                  Debt Securities.............................................................................33
                  Money Market Obligations....................................................................33
                  Non-Diversified Status (Emerging Markets Fund Only).........................................33
         Strategies Available to the Global Post-Venture Capital Fund Only....................................33
                  Private Fund Investments....................................................................33
                  Other Strategies............................................................................35
INVESTMENT RESTRICTIONS.......................................................................................35
         All Funds............................................................................................35
         International Focus Fund.............................................................................35
         Emerging Markets Fund................................................................................37
         Global Post-Venture Capital Fund.....................................................................38
PORTFOLIO VALUATION...........................................................................................40
PORTFOLIO TRANSACTIONS........................................................................................42
PORTFOLIO TURNOVER............................................................................................44
MANAGEMENT OF THE FUNDS.......................................................................................45
         Officers and Board of Directors......................................................................45
         Information Concerning Directors and Officers........................................................45
         Ownership in Securities of the Funds and Fund Complex................................................54
         Information Concerning Committees and Meetings of Directors..........................................56
         Directors' Total Compensation........................................................................56
         Advisory Agreements..................................................................................57
         Sub-Advisory Agreements..............................................................................59
         Board Approval of Advisory and Sub-Advisory Agreements...............................................62
         Administration Agreements............................................................................63
         Annual Rate..........................................................................................64
         Code of Ethics.......................................................................................65
         Custodian and Transfer Agent.........................................................................65
         Organization of the Funds............................................................................66
         Distribution and Shareholder Servicing...............................................................67
                  Distributor.................................................................................67

                                      (ii)

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
                  Common Shares...............................................................................68
                  Class A, Class B and Class C Shares.........................................................70
                  General.....................................................................................73
                  Payments under the Common Shares, Advisor Shares and A, B and C Shares 12b-1 Plans
                         are not tied exclusively to the distribution expenses actually incurred by
                         CSAMSI and the payments may exceed distribution expenses actually incurred...........73
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................................................73
         Purchases............................................................................................73
         Special Provisions Applicable to the Global Post-Venture Capital and International Focus
                  Funds Class A, B and C Shares and the Emerging Markets Fund Class A Shares only.............74
                           Initial Sales Charges Waivers......................................................76
         Redemptions..........................................................................................76
         Automatic Cash Withdrawal Plan.......................................................................77
         Contingent Deferred Sales Charge -- General..........................................................78
         Redemption Fee on Common and Advisor Class Shares....................................................79
EXCHANGE PRIVILEGE............................................................................................79
ADDITIONAL INFORMATION CONCERNING TAXES.......................................................................80
         The Funds and Their Investments......................................................................80
                  Special Tax Considerations..................................................................82
                           Straddles..........................................................................83
                           Options and Section 1256 Contracts.................................................83
                           Foreign Currency Transactions......................................................83
         Passive Foreign Investment Companies.................................................................84
         Fund Taxes on Swaps..................................................................................85
         Dividends and Distributions..........................................................................85
         Sales of Shares......................................................................................86
         Foreign Taxes........................................................................................86
         Backup Withholding...................................................................................86
         Notices..............................................................................................87
         Other Taxation.......................................................................................87
DETERMINATION OF PERFORMANCE..................................................................................87
         After-Tax Return.....................................................................................90
INDEPENDENT ACCOUNTANTS AND COUNSEL...........................................................................96
MISCELLANEOUS.................................................................................................96
FINANCIAL STATEMENTS.........................................................................................103

APPENDIX - DESCRIPTION OF RATINGS............................................................................A-1

                                     (iii)

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                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectus. There are no assurances that the Funds will achieve their investment objectives.

                  International Focus Fund. The investment objective of the International Focus Fund is long-term capital appreciation.







                  Emerging Markets Fund. The investment objective of the Emerging Markets Fund is growth of capital.

                  Global Post-Venture Capital Fund. The investment objective of the Global Post-Venture Capital Fund is long-term growth of capital.





                  The International Focus Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three major foreign markets. The Emerging Markets Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three emerging markets. The Global Post-Venture Capital Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of post-venture capital companies from at least three countries, including the U.S. These percentage requirements will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. The Funds' 80% investment policies are non-fundamental, which means that they may be changed by the Board of Directors of the Funds to become effective upon 60 days' notice to shareholders.



                  Unless otherwise indicated, all of the Funds are permitted, but not obligated to, engage in the following investment strategies, subject to any percentage limitations set forth below.


                  The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

        Options, Futures and Currency Exchange Transactions

                  Each Fund may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Up to 25% of each Fund's total assets may be at risk in connection with these strategies. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" is, in the case of purchasing options, the amount of premium paid, and, in the case of writing options, the value of the underlying obligation.

                  Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S.


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exchanges, as well as over-the-counter ("OTC"). A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this


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occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC ("CSAM"), Credit Suisse Asset Management Limited (London) ("CSAM U.K."), Credit Suisse Asset Management Limited (Tokyo) ("CSAM Japan"), and Credit Suisse Asset Management Limited (Australia) ("CSAM Australia"), each Fund's investment adviser and sub-investment advisers, respectively (each, an "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when an Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when an Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.


                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through

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which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.


                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by one of the Advisers, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.



                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that a Fund and other clients of one of the Advisers and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.


                  Securities Index Options. Each Fund may purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by

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which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.


                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although a Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies, at a time when such sale might be advantageous.



                  Futures Activities. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges for hedging and speculative purposes (i.e., to increase total return). These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  The Funds may enter into futures contracts and options on futures contracts on securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

                  A Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. An index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  Options on Futures Contracts. A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

                  The Funds may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

                  Currency Options. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against a price decline if the issuer's creditworthiness deteriorates.

                  Swaps. Each Fund may enter into swaps relating to indexes, currencies, interest rates, equity and debt interests of foreign issuers without limit. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. Each Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances under which, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.


                  A Fund will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive.

Where swaps are entered into for good faith hedging purposes, an Adviser believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.


                  Hedging Generally. In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisers still may not result in a successful hedging transaction.


                  A Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to the CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.


                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps. Each Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of options written by a Fund on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

        Additional Information on Other Investment Practices.

                  U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S. (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).


                  Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.



                  Money Market Obligations. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations and (with the exception of the International Focus Fund) medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.



                  Repurchase Agreements. Each Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.



                  Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Fund and appropriate considering the factors of return and liquidity, a Fund may invest up to 5% of its net assets in securities of money market mutual funds. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees, including management fees and other expenses with respect to assets so invested.



                  Convertible Securities. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although an Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.



                  Debt Securities. Each Fund may invest up to 20% of its net assets in investment grade debt securities (other than money market obligations). Debt obligations of corporations in which the Funds may invest include corporate bonds, debentures, debentures convertible into common stocks and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below.



                  Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.



                  Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although an Adviser will consider such event in its determination of whether a Fund should continue to hold the security. An Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.



                  The interest income to be derived may be considered as one factor in selecting debt securities for investment by an Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon an Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.



                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by an Adviser. Moody's considers debt securities rated Baa (its lowest investment rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Each Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of the Funds that invests in zero coupon securities.



                  Below Investment Grade Securities. Each Fund may invest up to 5% of its total assets (with the exception of the Emerging Markets Fund, which may invest up to 20% of its net assets) in debt securities (including convertible debt securities) rated below investment grade and as low as C by Moody's or D by S&P, or in unrated securities considered to be of equivalent quality. Debt securities held by a Private Fund (as defined below) in which the Global Post-Venture Capital Fund invests will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P.



                  Securities rated below investment grade and comparable unrated securities: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk.


                  Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


                  An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.



                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of an Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Advisers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Advisers will consider such event in its determination of whether a Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.


                  Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities, structured notes, bonds or debentures, and assignments of and participations in loans.

                  Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).


                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield.


                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. Each Fund may invest in U.S. and foreign governmental and private asset-backed securities. Asset-backed securities, which represent participations in, or are secured by and payable from, pools of consumer loans on assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest ultimately depend on payments in respect of the underlying loans by individuals and may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.


                  Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Fund may purchase asset-backed securities that are unrated.


                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.


                  Loan Participations and Assignments. The Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government, corporation or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of a Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a participating Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by CSAM to be creditworthy. A Fund's rights and obligations as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. A Fund may have difficulty disposing of a Participation or an Assignment because there is no liquid market for them. The lack of a liquid secondary market for both Participations and Assignments will have an adverse impact on the value of such securities and on a Fund's ability to dispose of Participations or Assignments, including in response to a specific economic event, such as a deterioration in the credit-worthiness of the Borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing a Fund's portfolio and calculating its net asset value.


                  REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.


                  Zero Coupon Securities. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.



                  Securities of Other Investment Companies. A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a Shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.



                  Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors. These loans, if and when made, may not exceed 33 1/3% of each Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."



                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.



                  The Funds and CSAM have received an order of exemption (the "Order") from the Securities and Exchange Commission to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.



                  Foreign Investments. Each Fund will invest its assets in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.


                  Foreign Currency Exchange. Since the Funds will invest in securities denominated in currencies other than the U.S. dollar, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.




                  Information. The majority of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation, nationalization, or confiscatory taxation and limitations on the use or removal of funds or other assets of a Fund, including the withholding of dividends. Political or social instability, or domestic developments could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.


                  Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.



                  Foreign Debt Securities. Each Fund may invest up to 20% of their respective net assets in foreign debt securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.



                  The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.



                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.


                  Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

                  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.


                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Advisers intend to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.



                  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of its Advisers, such securities have the potential for future income or capital appreciation.



                  Depository Receipts. The assets of a Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). Certain of the risks relating to investments in foreign securities may be involved with respect to investments in ADRs, EDRs and IDRs. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are receipts issued outside the U.S. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively. For purposes of a Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.



                  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.



                  Privatizations. Each Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The International

Focus Fund and the Emerging Markets Fund could invest to a significant extent in Privatizations. The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.



                  Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. The International Focus Fund and the Emerging Markets Fund could invest to a significant extent in Brady Bonds. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.


                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").


                  Emerging Markets. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). The Emerging Markets and Global Post-Venture Capital Funds may invest in emerging markets without limit, while the International Focus Fund limits these investments to 15% of its net assets. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                  Japanese Investments. Because the International Focus Fund may from time to time have large positions in Japanese securities and the Global Post-Venture Capital Fund may also invest in Japanese securities, these Funds may be subject to general economic and political conditions in Japan. Additional factors relating to Japan that an investor in these Funds should consider include the following:


                  Economic Background

                  Generally. Since the end of World War II, Japan has experienced significant economic development. Since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. There is no guarantee, however, that these favorable trends will continue.

                  The Japanese economy has languished for much of the 1990's. Lack of effective government action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes to Japan's economic problems. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been slow.

                  Strains in the financial system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors). While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which, if not adequately addressed, could lead to a crisis in the banking system.

                  Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people, so that changes in government policies could have an adverse effect on the economy and the companies in which the Funds invest. Changes in government policies cannot be predicted.

                  Currency Fluctuation. Investments by a Fund in Japanese securities will be denominated in yen and most income received by these Funds from such investments will be in yen. However, each Fund's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of a Fund's Japanese investments. The yen has had a history of unpredictable and volatile movements against the dollar. The Funds are not required to hedge against declines in the value of the yen.

                  Securities Markets. The common stocks of many Japanese companies trade at high price-earnings ratios, and the Japanese stock markets have often been considered significantly overvalued. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.


                  The Japanese securities markets are less regulated than those in the United States and, at times, have been very volatile. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced to the same extent as in the United States.





                  Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery, as well as industrial and consumer electronics. Consequently, Japan's economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.


                  Because of the large trade surpluses it has generated, Japan at times has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.





                  Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.






                  Energy. Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.






                  Natural Disasters. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Funds' investments, cannot be predicted.






                  Short Sales. The Global Post-Venture Capital Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's net assets.

                  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.


                  The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.



                  Short Sales "Against the Box". Each Fund may use up to 10% of its net assets (taken at current value) as collateral for short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian.

                  The Funds do not intend to engage in short sales against the box for investment purposes. Each Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities

(as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.


                  Warrants. The Emerging Markets Fund may invest up to 10% of its net assets, and the International Focus and Global Post-Venture Capital Funds up to 10% of total assets, in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Fund may invest in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.


                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.


                  Non-Publicly Traded and Illiquid Securities. Each Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below), Private Funds (as defined below) (in the case of the Global Post-Venture Capital Fund), and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities and, with respect to the Global Post-Venture Capital Fund, Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.


                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


                  Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule

144A Securities, although each Board will retain ultimate responsibility for any liquidity determinations.



                  Borrowing. A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund and each Fund may pledge its assets to the extent necessary to secure permitted borrowings. Additional investments (including roll-overs) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of a Fund's total assets (net assets in the case of the Global Post-Venture Capital Fund). Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.



                  Stand-By Commitments. The International Focus Fund, the Emerging Markets Fund and the Global Post-Venture Capital Fund may invest in stand-by commitments with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified securities at a specified price. A Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as "put" options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time.



                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Funds will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the Advisers, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.


                  The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

                  Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund's portfolio will not exceed 1/2 of 1% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.

                  The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by a Fund. Stand-by commitments would not affect the average weighted maturity of a Fund's portfolio.


                  Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers, although none of the Funds intend to enter into reverse repurchase agreements in the coming year. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.



                  When-Issued Securities and Delayed-Delivery Transactions. Each Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if its Advisers deem it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.


                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or certain liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Emerging Growth and Small Companies; Unseasoned Issuers. Each Fund may invest its assets in the securities of emerging growth companies, small companies and unseasoned issuers. Investments in emerging growth and small-sized companies, as well as companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of emerging growth and small-sized companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

                  Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in any of the Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

                  Special Situation Companies. Each Fund may invest in "special situation companies." "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger; liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly.


                  Dollar Rolls. Each Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

        Temporary Defensive Strategies.


                  Debt Securities. When CSAM believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.


                  Money Market Obligations. Each Fund, for temporary defensive purposes, may invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations without limit.

                  Non-Diversified Status (Emerging Markets Fund Only). The Emerging Markets Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                  The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

        Strategies Available to the Global Post-Venture Capital Fund Only


                  Private Fund Investments. Up to 10% of the Fund's net assets may be invested in U.S. or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in private equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC ("Abbott"), sub-investment adviser to the Global Post-Venture Capital Fund, attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). CSAM believes that the Fund's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Fund's investments in Private Funds are limited to a maximum of 10% of the Fund's assets (measured at the time the investments are made), these investments are highly speculative and volatile and may produce gains or losses in this portion of the Fund that exceed those of the Fund's other holdings and of more mature companies generally.

                  Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and will involve certain risks. In valuing the Fund's holdings of interests in Private Funds, the Fund will be relying on the most recent reports provided by the Private Funds themselves prior to calculation of the Fund's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing.

                  Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of a Fund's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

                  Interests in the Private Funds in which a Fund may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Fund may invest may pay their investment managers a fee based on the performance of the Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Fund's net asset value calculations. Private Funds in which the Fund invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

                  The Fund may also hold non-publicly traded equity securities of companies in the venture capital and post-venture capital stages of development, such as those of closely-held companies or private placements of public companies. The portion of the Fund's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Fund's illiquid assets, including Private Funds and other non-publicly traded securities, may not exceed 15% of the Fund's net assets.


                  Other Strategies. The Global Post-Venture Capital Fund will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized OTC market, such as The Nasdaq Stock Market, Inc., JASDAQ (Japan's over-the-counter market), EASDAQ (a Brussels-based system that trades stocks from across Europe) and the London Stock Exchange's Alternative Investment Market (AIM). The Fund may invest, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist. For temporary defensive purposes, such as during times of international political or economic uncertainty, all of the Fund's investments may be made temporarily in the U.S.


                             INVESTMENT RESTRICTIONS

        All Funds. Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

        International Focus Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time. The International Focus Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  9. Issue any senior security except as permitted in the Fund's investment limitations.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  14. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."


                  If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.





        Emerging Markets Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time. The Emerging Markets Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and may enter into short sales "against the box".

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  9. Issue any senior security except as permitted in the Fund's investment limitations.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

                  14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.


                  If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12) is adhered to at the time of investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


       Global Post-Venture Capital Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 13 may be changed by a vote of the Board at any time. The Global Post-Venture Capital Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  9. Issue any senior security except as permitted in the Fund's investment limitations.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.


                  If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12) is adhered to at the time of investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by the Funds in valuing their assets.


                  Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Directors.



                  Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.



                  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.



                  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.



                  The Global Post-Venture Capital Fund's investments in Private Funds will be valued initially at cost and, thereafter, in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in the value of investments in Private Funds will not generally be reflected in the Fund's net asset value. However, CSAM will report to the Board of the Fund information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board of the Fund will take these reports into account in valuing Private Funds.



                  Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing, including with respect to the Private Funds, will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.



                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Funds' net asset value is not calculated. As a result, calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of each Fund.


                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective and for supervising the activities of the sub-investment advisers to the applicable Funds. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent may also involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.


                  The Advisers will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, the Advisers do business exclusively with those broker-dealers that, in the Advisers' judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Advisers will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Advisers' standards may be higher than for execution services alone or for services that fall below the Advisers' standards. The Advisers believe that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Advisers will only receive brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of
Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

                  Except for Private Funds managed by Abbott (with respect to the Global Post-Venture Capital Fund), all orders for transactions in securities or options on behalf of a Fund are placed by the Adviser or a sub-adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), the Funds' distributor (and an affiliate of CSAM) and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when an Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.



                  For the year ended October 31, 2002, the International Focus Fund, the Emerging Markets Fund and the Global Post-Venture Capital Fund paid $50,810, $7,311, and $12,959, respectively, in total brokerage commissions to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to the Advisers' own research programs.


                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years ended October 31.

--------------------------------------------------------------------------------------------------
Fund                                             2000               2001                2002
--------------------------------------------------------------------------------------------------
International Focus Fund                       $629,742           $339,547(2)        $1,146,577(1)
--------------------------------------------------------------------------------------------------
Emerging Markets Fund                          $1,212,061         $523,690(2)        $401,035(2)
--------------------------------------------------------------------------------------------------
Global Post-Venture Capital Fund               $541,823(1)        $394,295(2)        $283,880(2)
--------------------------------------------------------------------------------------------------


(1) The increased size in commissions payments by the relevant Funds during the period was attributable to an increase in (i) purchases and sales of portfolio securities in response to volatility in market prices and
         (ii) large capital inflows and outflows due to purchases and redemptions, including active trading of the Fund's shares and/or Fund merger activities.


(2) The decrease in brokerage commissions paid by the relevant Fund during the period was a result of a number of factors, including a decrease in the net asset of the Fund and a lower portfolio turnover ratio relative to the preceding year.


                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Advisers. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which an Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, each Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


                  Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.


                  A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when an Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.



                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAM U.K., CSAM Japan, CSAM Australia, CSAMSI or CSFB, or Abbott (in the case of the Global Post-Venture Capital Fund), or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.



                  As of October 31, 2002, the Funds held the following securities of their regular brokers or dealers:


---------------------------------------------------------------------------------------------------------------
Fund                     Name of Securities                                     Aggregate Value of the Holdings
---------------------------------------------------------------------------------------------------------------
Global Post-Venture      State Street Bank & Trust Company Euro Time                      $2,173,000
Capital                  Deposit
---------------------------------------------------------------------------------------------------------------
International Focus      State Street Bank & Trust Company Euro Time                     $13,841,000
                         Deposit
---------------------------------------------------------------------------------------------------------------
Emerging Markets         State Street Bank & Trust Company Euro Time                        $546,000
                         Deposit
---------------------------------------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER

                  The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. The table below details the portfolio turnover rates of each Fund for the following fiscal years ended October 31.

--------------------------------------------------------------------------------
FUND                                                        2001          2002
--------------------------------------------------------------------------------
International Focus Fund                                     166%         150%
--------------------------------------------------------------------------------
Emerging Markets Fund                                        188%         145%
--------------------------------------------------------------------------------
Global Post-Venture Capital Fund                             138%          84%
--------------------------------------------------------------------------------


                            MANAGEMENT OF THE FUNDS

        Officers and Board of Directors.


                  The business and affairs of each Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Directors approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers, custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.


        Information Concerning Directors and Officers


                  The names and ages of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below:

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
Richard H. Francis                  Director       Since 1999    Currently retired;      54           --
c/o Credit Suisse Asset                                          Executive Vice
Management, LLC                                                  President and Chief
466 Lexington Avenue                                             Financial Officer of
New York, New York  10017-3140                                   Pan Am Corporation
Age: 70                                                          and Pan American
                                                                 World Airways, Inc.
                                                                 from 1988 to 1991
---------------------------------------------------------------------------------------------------------------------------


--------------------

(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                       Director       Since         Private investor;       53           Director of Advo,
2425 North Fish Creek Road                         Funds'        Consultant and                       Inc. (direct mail
P.O. Box 1287                                      Inception     Director of Fritz                    advertising)
Wilson, Wyoming 83014                                            Broadcasting, Inc.
Age: 75                                                          and Fritz
                                                                 Communications
                                                                 (developers and
                                                                 operators of radio
                                                                 stations) since 1987
---------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                   Director       Since 1998    Dean of Yale School     53           Director of
Box 208200                                                       of Management and                    Aetna, Inc.;
New Haven, Connecticut  06520-8200                               William S. Beinecke                  Director of
Age: 56                                                          Professor in the                     Calpine Energy
                                                                 Practice of                          Corporation;
                                                                 International Trade                  Director of Car
                                                                 and Finance;                         Max Group (used
                                                                 Undersecretary of                    car dealers)
                                                                 Commerce for
                                                                 International Trade
                                                                 from November 1993 to
                                                                 October 1995;
                                                                 Professor at Columbia
                                                                 University from
                                                                 September 1992 to
                                                                 November 1993
---------------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                      Director       Since 2001    Dean Emeritus and       53           Member of Board
301 ICC                                                          Distinguished                        of The Carlisle
Georgetown University                                            Professor of                         Companies Inc.;
Washington, DC 20057                                             International Affairs                Member of
Age: 66                                                          at the Edmund A.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
                                                                 Walsh School of                      Selection Committee for
                                                                 Foreign Service,                     Truman Scholars
                                                                 Georgetown                           and Henry Luce
                                                                 University; Moderator                Scholars;  Senior
                                                                 of PBS foreign                       Associate of
                                                                 affairs television                   Center for
                                                                 series                               Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations
---------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                Director       Since 1999    Currently retired;      55           Director of
c/o Credit Suisse Asset                                          President and Chief                  Education
Management, LLC                                                  Operating Officer of                 Management Corp.
466 Lexington Avenue                                             National InterGroup,
New York, New York  10017-3140                                   Inc. (holding
Age: 71                                                          company) from April
                                                                 1989 to March 1991;
                                                                 Chairman of Permian
                                                                 Oil Co. from April
                                                                 1989 to March 1991
---------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                 Director       Since 1999    Partner of Lehigh       54           --
Lehigh Court, LLC                                                Court, LLC since July
40 East 52nd Street,                                             2002; President of
New York, New York 10022                                         SunGard Securities
Age: 54                                                          Finance, Inc. (on
                                                                 line accounting
                                                                 service) from
                                                                 2001 to July
                                                                 2002; President
                                                                 of Loanet, Inc.
                                                                 (on-line
                                                                 accounting
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
                                                                 service) from
                                                                 1995 to 2001;
                                                                 Director,
                                                                 President,
                                                                 North American
                                                                 Operations, and
                                                                 former
                                                                 Executive Vice
                                                                 President from
                                                                 1992 to 1993 of
                                                                 Worldwide
                                                                 Operations of
                                                                 Metallurg Inc.
                                                                 (manufacturer
                                                                 of specialty
                                                                 metals and
                                                                 alloys);
                                                                 Executive Vice
                                                                 President,
                                                                 Telerate, Inc.
                                                                 (provider of
                                                                 real time
                                                                 information to
                                                                 the capital
                                                                 markets) from
                                                                 1987 to 1992;
                                                                 Partner in the
                                                                 law firm of
                                                                 Hartman &
                                                                 Craven until
                                                                 1987
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
William W. Priest(2)                Director       Since 1999    Senior Partner and      60           --
Steinberg Priest & Sloane Capital                                Fund Manager,
Management                                                       Steinberg Priest &
12 East 49th Street                                              Sloane Capital
12th Floor                                                       Management since
New York, New York 10017                                         March 2001; Chairman
Age: 61                                                          and Managing Director
                                                                 of CSAM from
                                                                 2000 to
                                                                 February 2001,
                                                                 Chief Executive
                                                                 Officer and
                                                                 Managing
                                                                 Director of
                                                                 CSAM from 1990
                                                                 to 2000
---------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------------
Laurence R. Smith                   Chairman       Since 2002    Managing Director and                --
Credit Suisse Asset Management,                                  Global Chief
LLC                                                              Investment Officer of
466 Lexington Avenue                                             CSAM; Associated with
New York, New York  10017-3140                                   J.P. Morgan
Age:  44                                                         Investment Management
                                                                 from 1981 to 1999;
                                                                 Officer of other
                                                                 Credit Suisse Funds
---------------------------------------------------------------------------------------------------------------------------


-----------------------


(2) Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM.

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
Hal Liebes, Esq.                    Vice           Since 1999    Managing Director and   --           --
Credit Suisse Asset Management,     President                    Global General
LLC                                 and Secretary                Counsel of CSAM;
466 Lexington Avenue                                             Associated with
New York, New York 10017-3140                                    Lehman Brothers, Inc.
Age:  38                                                         from 1996 to 1997;
                                                                 Associated with
                                                                 CSAM from 1995
                                                                 to 1996;
                                                                 Associated with
                                                                 CSFB Investment
                                                                 Management from
                                                                 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994;
                                                                 Officer of
                                                                 other Credit
                                                                 Suisse Funds
---------------------------------------------------------------------------------------------------------------------------
Michael A. Pignataro                Treasurer      Since 1999    Director and Director   --           --
Credit Suisse Asset Management,     and Chief                    of Fund
LLC                                 Financial                    Administration of
466 Lexington Avenue                Officer                      CSAM; Associated with
New York, New York 10017-3140                                    CSAM since 1984;
Age:  43                                                         Officer of other
                                                                 Credit Suisse Funds
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler, Esq.           Assistant      Since         Director and Deputy     --           --
Credit Suisse Asset Management,     Secretary      2000          General Counsel
LLC                                                              Associated with CSAM
466 Lexington Avenue                                             since January 2000;
New York, New York 10017-3140                                    Associated with the
Age:  36                                                         law firm of Swidler
                                                                 Berlin Shereff
                                                                 Friedman LLP from
                                                                 1996 to 2000; Officer
                                                                 of other Credit
                                                                 Suisse Funds
---------------------------------------------------------------------------------------------------------------------------
Kimiko T. Fields, Esq.              Assistant      Since 2002    Vice President and      --           --
Credit Suisse Asset Management,     Secretary                    Legal Counsel
LLC                                                              Associated with CSAM
466 Lexington Avenue                                             since January 1998 to
New York, New York 10017-3140                                    January 2000; Officer
Age:  39                                                         of other Credit
                                                                 Suisse Funds
---------------------------------------------------------------------------------------------------------------------------
Rocco A. Del Guercio                Assistant      Since 1999    Vice President and      --           --
Credit Suisse Asset Management,     Treasurer                    Administrative
LLC                                                              Officer of CSAM;
466 Lexington Avenue                                             Associated with CSAM
New York, New York 10017-3140                                    since June 1996;
Age:  39                                                         Assistant Treasurer,
                                                                 Bankers Trust Corp.
                                                                 -- Fund
                                                                 Administration from
                                                                 March 1994 to June
                                                                 1996;
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
                                                                 Mutual Fund
                                                                 Accounting
                                                                 Supervisor, Dreyfus
                                                                 Corporation from
                                                                 April 1987 to March
                                                                 1994; Officer of
                                                                 other Credit Suisse
                                                                 Funds
---------------------------------------------------------------------------------------------------------------------------
Joseph Parascondola                 Assistant      Since 2000    Assistant Vice          --           --
Credit Suisse Asset Management,     Treasurer                    President - Fund
LLC                                                              Administration of
466 Lexington Avenue                                             CSAM since April
New York, New York 10017-3140                                    2000; Assistant Vice
Age:  39                                                         President, Deutsche
                                                                 Asset
                                                                 Management from
                                                                 January 1999 to
                                                                 April 2000;
                                                                 Assistant Vice
                                                                 President,
                                                                 Weiss, Peck &
                                                                 Greer LLC from
                                                                 November 1995
                                                                 to December
                                                                 1998; Officer
                                                                 of other Credit
                                                                 Suisse Funds
---------------------------------------------------------------------------------------------------------------------------
Robert M. Rizza                     Assistant      Since 2002    Assistant Vice                       --
Credit Suisse Asset Management,     Treasurer                    President of CSAM
LLC                                                              (January 2001 to
466 Lexington Avenue                                             present);
New York, NY 10010                                               Administrative
Age: 36                                                          Officer of CSAM
                                                                 (March 1998 to
                                                                 December 2000);
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
                                                                 Assistant Treasurer
                                                                 of Bankers Trust Co.
                                                                 (April 1994 to March
                                                                 1998); Officer of
                                                                 other Credit Suisse
                                                                 Funds
---------------------------------------------------------------------------------------------------------------------------


        Ownership in Securities of the Funds and Fund Complex


                  As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2002.



--------------------------------------------------------------------------------------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                       Dollar Range of Equity Securities in     Director in Family of Investment
Name of Director                       the Fund(*,1)                            Companies(*1)
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------------------
Richard H. Francis                     International Focus Fund:  A             E

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  C

--------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                          International Focus Fund:  E             E

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  A

--------------------------------------------------------------------------------------------------------------------





-------------------


(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                      International Focus Fund:  A             A

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  A

--------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                         International Focus Fund:  A             D

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  A

--------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                   International Focus Fund:  A             C

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  A

--------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                    International Focus Fund:  B             D

                                      --------------------------------------
                                       Emerging Markets Fund:  B

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  B
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
--------------------------------------------------------------------------------------------------------------------
William W. Priest                      International Focus Fund:  A             A

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  A

--------------------------------------------------------------------------------------------------------------------


-------------------------
* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000

                  No employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street Bank and Trust Company ("State Street"), the Funds' co-administrator, and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.





        Information Concerning Committees and Meetings of Directors

                  Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.


                  In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Funds, its adviser and affiliates by the independent public accountants. During each Fund's most recent fiscal year, the Audit Committee met four times.



                  The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Funds' shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Funds' Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee met twice during each Fund's most recent fiscal year.



        Directors' Total Compensation
        (for the fiscal year ended October 31, 2002)



---------------------------------------------------------------------------------------------------------
                                                                                       Total Number of
                                                                                       Funds for which
                                           Emerging       Global      All Investment   Director Serves
                           International   Markets     Post-Venture    Companies in      within Fund
Name of Director/Trustee    Focus Fund       Fund      Capital Fund    Fund Complex        Complex
---------------------------------------------------------------------------------------------------------
William W. Priest(1)       None          None          None          None                     60
---------------------------------------------------------------------------------------------------------
Richard H. Francis         $3,563        $3,563        $3,563        $103,750                 54
---------------------------------------------------------------------------------------------------------
Jack W. Fritz              $3,313        $3,313        $3,313        $ 94,374                 53
---------------------------------------------------------------------------------------------------------
Jeffrey E. Garten          $3,313        $3,313        $3,313        $ 97,500                 53
---------------------------------------------------------------------------------------------------------
Peter F. Krogh             $3,313        $3,313        $3,313        $ 99,100                 53
---------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.       $3,563        $3,563        $3,563        $103,600                 55
---------------------------------------------------------------------------------------------------------
Steven N. Rappaport        $3,863        $3,863        $3,863        $110,545                 54
---------------------------------------------------------------------------------------------------------

(1) Mr. Priest is an "interested person" of the Funds, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.






                  As of January 24, 2003, the Directors and Officers as a group owned of record less than 1% of each Fund's outstanding shares.






         Advisory Agreements



                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the relevant Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.



                  The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.



                  Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of a Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.



                  Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue

Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.



                  Each class of each Fund bears all of its own expenses not specifically assumed by CSAM or another service provider to the Fund. General expenses of a Fund not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Directors in such manner as the Boards determine to be fair and accurate. Each class of a Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.



                  The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to a Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.



                  Each Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).



                  For its services to the Global Post-Venture Capital, Emerging Markets and International Focus Funds, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 1.25%, 1.25% and 1.00%, respectively, of the Funds' average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.



                  For the past three fiscal years ended October 31, the Funds paid investment advisory fees to CSAM, and CSAM waived advisory fees for each Fund, as follows:

--------------------------------------------------------------------------------------------------------------------
Fund                                                            Gross                              Net
                                                  Year          Advisory Fee       Waiver          Advisory Fee
--------------------------------------------------------------------------------------------------------------------
International Focus Fund                          2000          $1,032,466         $491,938        $540,528

                                          --------------------------------------------------------------------------
(commenced operations on 3/31/97)                 2001          $511,592           $339,929        $171,663

                                          --------------------------------------------------------------------------
                                                  2002          $1,820,511         $420,724        $1,399,787

--------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                             2000          $1,124,537         $711,093        $413,444

                                          --------------------------------------------------------------------------
(commenced operations on 12/30/94)                2001          $730,932           $501,995        $228,937

                                          --------------------------------------------------------------------------
                                                  2002          $589,215           $546,507        $42,708

--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital Fund                  2000          $1,719,601         $596,536        $1,123,065

                                          --------------------------------------------------------------------------
(commenced operations on 9/30/96)                 2001          $1,870,272         $731,482        $1,138,790

                                          --------------------------------------------------------------------------
                                                  2002          $1,094,934         $705,801        $389,133

--------------------------------------------------------------------------------------------------------------------



         Sub-Advisory Agreements



                  Each Fund has entered into Sub-Investment Advisory Agreements with CSAM and one or more of CSAM's London affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited. In addition, the Global Post-Venture Capital Fund has entered into a Sub-Investment Advisory Agreement with Abbott Capital. Each of CSAM U.K., CSAM Japan, CSAM Australia and Abbott Capital may be referred to as a "Sub-Adviser."



                  Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.



                  CSAM U.K. serves as a Sub-Adviser to the Global Post-Venture Capital, Emerging Markets and International Focus Funds. CSAM U.K. is a London corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM London is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM London is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM London has been in the money management business for over 16 years and as of 2002 managed approximately $47.4 billion in assets.



                  CSAM Japan serves as a Sub-Adviser to the Global Post-Venture Capital and International Focus Funds. CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of 2002 managed approximately $8.7 billion in assets.



                  CSAM Australia serves as a Sub-Adviser to the Global Post-Venture Capital, Emerging Markets and International Focus Funds. CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of 2002 managed approximately $11.7 billion in assets.



                  Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Funds) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the Funds and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the each Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of a Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2002, the portion of the fees allocable to the Funds for CSAM U.K. and CSAM Japan were as follows:



-------------------------------------------------------------------------------------------------------
                FUND                            CSAM U.K. FEE                    CSAM JAPAN FEE

-------------------------------------------------------------------------------------------------------
Global Post-Venture Capital                         $7,383                           $7,427

-------------------------------------------------------------------------------------------------------
Emerging Markets                                    $4,278                             ___

-------------------------------------------------------------------------------------------------------
International Focus                                $34,764                           $34,978

-------------------------------------------------------------------------------------------------------

                  Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the Fund) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the Funds and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to each Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreement with CSAM Australia. For the fiscal year ended October, 2002, CSAM Australia was not paid any fees.



                  Abbott, located at 1211 Avenue of the Americas, Suite 4300, New York, New York 10036, serves as sub-investment adviser to the Global Post-Venture Capital Fund pursuant to a written agreement. Abbott, in accordance with the investment objective and policies of the Global Post-Venture Capital Fund, makes investment decisions for the Fund regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Fund and assists in administrative functions relating to investments in Private Funds. Abbott is an independent specialized investment firm with assets under management of approximately $4.55 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997.



                  Pursuant to the Sub-Advisory Agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Fund's Private Fund investments as of the end of each calendar quarter. No compensation is paid by Global Post-Venture Capital Fund to Abbott for its sub-investment advisory services. For the years ended December 31, 2000, 2001 and 2002, the fees paid to Abbott by CSAM were $29,506, $17,960 and $21,738, respectively.






                  Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of a Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).



        Board Approval of Advisory and Sub-Advisory Agreements



                  In approving the Advisory Agreement, the Board of Directors of each Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered each Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the CSAM research arrangements with brokers who execute transactions on behalf of the Funds. The Board reviewed the profitability to CSAM and its affiliates of their services to the Funds and considered whether economies of scale in the provision of services to the Funds were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as Fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of each Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.



                  In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan, CSAM Australia and Abbott, the Board considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan, CSAM Australia and Abbott. The Board considered, primarily, the benefits to Fund of retaining CSAM's English, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Funds to obtain best price and execution on trades in international markets. The Board also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Funds make, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan, CSAM Australia and Abbott Capital. In addition, the Board took into account the lack of any anticipated adverse impact to the Funds as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan, CSAM Australia and Abbott would be paid by CSAM, not the Funds, and, accordingly, that the retention of CSAM U.K., CSAM Japan, CSAM Australia and

Abbott would not increase the fees or expenses otherwise incurred by a Fund's shareholders. With respect to Abbott, the Board of the Global Post-Venture Capital Fund considered Abbott's expertise in evaluating private equity fund investments. After requesting and reviewing such information as they deemed necessary, the Board concluded that each Sub-Advisory Agreement was in the best interests of each Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.



        Administration Agreements



                  CSAMSI and State Street serve as co-administrators to each Fund pursuant to separate written agreements with each Fund (each a "CSAMSI Co-Administration Agreement" and a "State Street Co-Administration Agreement," respectively).



                  CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.



                  For the past three fiscal years ended October 31, each Fund paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:



OCTOBER 31, 2002



-------------------------------------------------------------------------------------------------------------------
FUND                                   Fees Paid (After Waivers)       Waivers             Reimbursements
-------------------------------------------------------------------------------------------------------------------
     Global Post-Venture Capital                $87,595                      0                         0
-------------------------------------------------------------------------------------------------------------------
          Emerging Markets                      $46,414                      0                         0
-------------------------------------------------------------------------------------------------------------------
         International Focus                   $182,306                      0                         0
-------------------------------------------------------------------------------------------------------------------



OCTOBER 31, 2001



-------------------------------------------------------------------------------------------------------------------
FUND                                   Fees Paid (After Waivers)        Waivers            Reimbursements
-------------------------------------------------------------------------------------------------------------------
     Global Post-Venture Capital               $149,622                      0                         0
-------------------------------------------------------------------------------------------------------------------
          Emerging Markets                      $55,922                      0                         0
-------------------------------------------------------------------------------------------------------------------
         International Focus                    $51,160                      0                         0
-------------------------------------------------------------------------------------------------------------------



OCTOBER 31, 2000



-------------------------------------------------------------------------------------------------------------------
FUND                                   Fees Paid (After Waivers)       Waivers             Reimbursements
-------------------------------------------------------------------------------------------------------------------
     Global Post-Venture Capital               $137,568                      0                         0
-------------------------------------------------------------------------------------------------------------------
          Emerging Markets                      $57,162                      0                         0
-------------------------------------------------------------------------------------------------------------------
         International Focus                   $103,247                      0                         0
-------------------------------------------------------------------------------------------------------------------

                  State Street became co-administrator to the Funds on July 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of each Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.



                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Funds prior to July 1, 2002 (August 1, 2002 for the Global Post-Venture Capital and International Focus Funds). PFPC received fees for its services calculated on each Fund's average daily net assets, as follows:



        Annual Rate



..08% for the first $500 million in assets
..07% for the next $1 billion
..06% for assets in excess of $1.5 billion






                  For the fiscal years ended October 31, the Funds paid PFPC and State Street administration fees and PFPC waived fees and/or reimbursed expenses as follows:



----------------------------------------------------------------------------------------------------------
Fund                                        Year                   PFPC             State Street
----------------------------------------------------------------------------------------------------------
International Focus Fund                    2000                  $128,887                     --

                                      --------------------------------------------------------------------
(commenced operations on 3/31/97)           2001                  $51,953                      --

                                      --------------------------------------------------------------------
                                            2002                  $97,849                   $36,420

----------------------------------------------------------------------------------------------------------
Emerging Markets Fund                       2000                  $120,058                     --

                                      --------------------------------------------------------------------
(commenced operations on 12/30/94)          2001                  $60,336                      --

                                      --------------------------------------------------------------------
                                            2002                  $31,612                   $12,367

----------------------------------------------------------------------------------------------------------
Global Post-Venture Capital Fund            2000                  $169,988                     --
                                                                  ($6,438)

                                      --------------------------------------------------------------------
(commenced operations on 9/30/96)           2001                  $141,740                     --

                                      --------------------------------------------------------------------
                                            2002                  $59,144                   $14,719

----------------------------------------------------------------------------------------------------------

        Code of Ethics.


                  Each Fund, CSAM, CSAM U.K., CSAM Japan, CSAM Australia and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.


                  The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

                  Abbott, the sub-investment adviser for the Global Post-Venture Capital Fund with respect to Private Funds, has adopted a written Code of Ethics (the "Abbott Code of Ethics"), which permits personnel covered by the Abbott Code of Ethics ("Abbott Covered Persons") to invest in securities, including Private Funds that may be purchased or held by the Global Post-Venture Capital Fund and any securities of a company whose securities are held by Private Funds ("Private Fund Securities"). The Abbott Code of Ethics contains provisions designed to address the conflicts of interest that could arise from personal trading in Private Funds and Private Fund Securities by advisory personnel with respect to the Global Post-Venture Capital Fund, including: (1) all Abbott Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain exceptions, all Abbott Covered Persons must obtain preclearance before executing any personal securities transactions; (3) without the consent of Abbott's compliance director, Abbott Covered Persons may not (a) execute personal trades in Private Fund Securities; (b) invest in initial public offerings or private offerings of Private Fund Securities; and
(c) execute personal trades in a Private Fund if there are any pending orders in that Private Fund by the Global Post-Venture Capital Fund, or if such Private Fund is being actively considered for purchase or sale by the Global Post-Venture Capital Fund. The Board reviews the administration of the Abbott Code of Ethics at least annually and may impose sanctions for violations of the Abbott Code of Ethics.

        Custodian and Transfer Agent


                  State Street serves as custodian of each Funds' U.S. and non-U.S. assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and
(v) makes periodic reports to the Board concerning the Fund's custodial arrangements. With the approval of the Board, State Street is authorized to select one or more domestic and foreign banking institutions and securities depositories to serve as sub-custodian on behalf of the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), acts as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


        Organization of the Funds


                  The International Focus Fund was incorporated on October 24, 1997 under the laws of the State of Maryland under the name "Warburg, Pincus Managed EAFE Countries Fund, Inc." On December 22, 1997, the Fund acquired all of the assets and liabilities of the Managed EAFE(R) Countries Portfolio of Warburg, Pincus Institutional Fund, Inc. On February 9, 1998, the Fund changed its name to "Warburg, Pincus Major Foreign Markets Fund, Inc." The Emerging Markets Fund was incorporated on December 23, 1993 under the laws of the State of Maryland under the name "Warburg, Pincus Emerging Markets Fund, Inc." The Global Post-Venture Capital Fund was incorporated on July 16, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Global Post-Venture Capital Fund, Inc."



                  On March 26, 2001, the International Focus Fund, the Emerging Markets Fund and the Global Post-Venture Capital Fund changed their names to "Credit Suisse Warburg Pincus Major Foreign Markets Fund, Inc.," Fund, Inc.," "Credit Suisse Warburg Pincus Emerging Markets Fund, Inc." and "Credit Suisse Warburg Pincus Global Post-Venture Capital Fund, Inc.," respectively.



                  On December 12, 2001, the International Focus Fund, the Emerging Markets Fund and the Global Post-Venture Capital Fund changed their names to "Credit Suisse International Focus Fund, Inc.," "Credit Suisse Emerging Markets Fund, Inc." and "Credit Suisse Global Post-Venture Capital Fund, Inc.", respectively.



                  The Emerging Markets Fund currently has three classes of shares, Common Shares, Advisor Shares and Class A Shares. Each of the Global Post-Venture Capital and International Focus Funds currently has five classes of shares, Common Shares, Advisor Shares, Class A Shares, Class B Shares and Class C Shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.


                  With the exception of the Emerging Markets Fund which is non-diversified, each Fund is a diversified, open-end investment management company.

                  Each Fund's charter (with the exception of the Emerging Markets Fund and the Global Post-Venture Capital Fund) authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares" and two billion shares are designated "Advisor Shares." The Emerging Market Fund's charter authorizes the board to issue four billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares," one billion shares are designated "Advisor Shares," one billion shares are designated "Class A Shares" and one billion shares are designated "Institutional Shares." Each of the Global Post-Venture Capital Fund's and the International Focus Fund's charter authorize the board to issue six billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares," two billion shares are designated "Advisor Shares," one billion shares are designated "Class A Shares," one billion shares are designated "Class B Shares," and one billion shares are designated "Class C Shares."

                  All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.


                  Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Common shares can be purchased only by certain types of investors as outlined in the Common class Prospectus. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.


                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.


                  Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Funds, as well as certain statistical characteristics of the Funds, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.CreditSuisseFunds.com.


        Distribution and Shareholder Servicing


                  Distributor. CSAMSI serves as distributor of the Funds' shares. CSAMSI offers each Fund's shares on a continuous basis. No compensation is payable by the International

Focus Fund (with respect to Common Shares) to CSAMSI for distribution services. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.



                  Common Shares. With the exception of the International Equity Fund, each Fund has adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Funds. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.






                  For the year ended October 31, 2002, the Funds' Common Shares paid the following amounts pursuant to the Common Shares 12b-1 Plan.



-----------------------------------------------------------------------
Fund                                             Payment

-----------------------------------------------------------------------
Emerging Markets Fund                            $110,166

-----------------------------------------------------------------------
Global Post-Venture Capital Fund                 $212,620

-----------------------------------------------------------------------



                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Funds' Common Shares 12b-1 Plan as follows:

-------------------------------------------------------------------------------------------------------------
Type of Service                           Emerging Markets Fund           Global Post-Venture Capital Fund
-------------------------------------------------------------------------------------------------------------
Advertising                                       $7,892                              $71,180
-------------------------------------------------------------------------------------------------------------
Printing and mailing prospectuses
for promotional purposes                         $13,741                              $38,632
-------------------------------------------------------------------------------------------------------------
Compensation to broker-dealers                     $638                                 $282
-------------------------------------------------------------------------------------------------------------
People-related and occupancy                     $22,719                              $44,389
-------------------------------------------------------------------------------------------------------------
Other                                            $30,455                              $63,500
-------------------------------------------------------------------------------------------------------------



                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.


                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with Common Class shares of the Funds maintained by such Service Organizations and/or the value of assets invested in the Funds ("Service Fee"). Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in Common Class shares of a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.


                  Advisor Shares. Each Fund has entered, into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by a Fund or by

CSAMSI on behalf of a Fund. For the years ended October 31, 2002, the International Focus Fund, Emerging Markets Fund and Global Post-Venture Capital Fund paid the following fees pursuant to the Advisor Shares 12b-1 Plan, all of which were paid to Institutions:



----------------------------------------------------------------------
Fund                                             Payment

----------------------------------------------------------------------
Global Post-Venture Capital Fund                 $11,281
----------------------------------------------------------------------
Emerging Markets Fund                            $6,926
----------------------------------------------------------------------
International Focus Fund                         $139,473

----------------------------------------------------------------------





                  Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in Advisor Class shares of the Funds. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in Advisor Class shares of a Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.


                  An Institution with which the Funds have entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.





                  Class A, Class B and Class C Shares. Each of the International Focus Fund and the Global Post-Venture Capital Fund has adopted a Plan of Distribution (the "A, B and C Shares 12b-1 Plans") for Class A shares, Class B shares and Class C shares of the Fund, respectively, and the Emerging Markets Fund has adopted a Plan of Distribution for Class A shares, to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.

                  The Class A Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares of the Fund will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of ..25% per year, in each case, of the average daily net assets of the Class C shares of the Fund will be paid as compensation to CSAMSI. For the fiscal year ended October 31, 2002, CSAMSI was paid commissions or CDSCs for the sale of the Funds' Class A, Class B and Class C shares and retained commissions earned on the sale of the Funds shares as follows:



--------------------------------------------------------------------------------------------------------------------
                                                                                Class A Commissions Retained by
Fund                                              Class A Commissions           CSAMSI
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital                              $121                                   $121
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                         $863                                   $863
--------------------------------------------------------------------------------------------------------------------
International Focus                                      $399                                   $399
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
Fund                                            Class B CDSCs Paid                     Class B CDSCs Retained
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital                            $314,736                                   0
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                          --                                     --
--------------------------------------------------------------------------------------------------------------------
International Focus                                    $167,367                                   0
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
Fund                                            Class C CDSCs Paid                     Class C CDSCs Retained
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital                             $71,000                                   0
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                          --                                     --
--------------------------------------------------------------------------------------------------------------------
International Focus                                    $120,916                                   0
--------------------------------------------------------------------------------------------------------------------



                  For the fiscal year ended October 31, 2002, CSAMSI earned $0, $0 and $0 on contingent deferred sales charges on redemptions of Class A shares of Global Post-Venture Capital, Emerging Markets and International Focus Funds, respectively.



                  With respect to sales of the Global Post-Venture Capital and the International Focus Funds' Class B, Class C or certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in a Fund.



                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.



                  During the fiscal year ended October 31, 2002, the Global Post-Venture Capital, Emerging Markets and International Focus Funds paid CSAMSI $114, $126 and $123, respectively, under the A Shares 12b-1 Plan. During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under each Fund's A Shares 12b-1 Plan as follows:



----------------------------------------------------------------------------------------------------------------------
Type of Service                           Global Post-Venture
                                          Capital Fund               Emerging Markets Fund   International Focus Fund
----------------------------------------------------------------------------------------------------------------------
Advertising                               $6                         $161                    $14
----------------------------------------------------------------------------------------------------------------------
Printing and mailing prospectuses for     $3,120                     $2,803                  $1,014
promotional purposes
----------------------------------------------------------------------------------------------------------------------
Compensation to broker-dealers            $176                       $366                    $86
----------------------------------------------------------------------------------------------------------------------
People-related and occupancy              $15                        $22                     $27
----------------------------------------------------------------------------------------------------------------------
Other                                     $5                         $6                      $8
----------------------------------------------------------------------------------------------------------------------



                  During the fiscal year ended October 31, 2002, the Global Post-Venture Capital and International Focus Funds paid CSAMSI $1,778 and $673, respectively, under the B Shares 12b-1 Plan, and $794 and $385, respectively, under the C Shares 12b-1 Plan. During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the B Shares and C Shares 12b-1 Plans for the Global Post-Venture Capital and International Focus Funds as follows:



-------------------------------------------------------------------------------------------------------------------------
Type of Service                     Global Post-Venture   Global Post-Venture   International       International
                                    Capital Fund Class B  Capital Fund Class C  Focus Fund Class B  Focus Fund Class C
-------------------------------------------------------------------------------------------------------------------------
Advertising                         $40                   $14                   $18                 $6
-------------------------------------------------------------------------------------------------------------------------
Printing and mailing prospectuses   $3,203                $3,548                $1,032              $1,162
for promotional purposes
-------------------------------------------------------------------------------------------------------------------------
Compensation to broker-dealers      $13,070               $616                  $6,575              $1,465
-------------------------------------------------------------------------------------------------------------------------
People-related and occupancy        $91                   $34                   $41                 $19
-------------------------------------------------------------------------------------------------------------------------
Other                               $86                   $12                   $16                 $4
-------------------------------------------------------------------------------------------------------------------------

                  General. Each of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plans will continue in effect for so long as its continuance is separately, specifically approved at least annually by the Boards, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plans. Any material amendment of any Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plans would require the approval of the Boards in the same manner. None of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.


                  Payments under the Common Shares, Advisor Shares and A, B and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.



                  CSAMSI provides the Board with periodic reports of amounts expended under the Common Shares, Advisor Shares and A, B and C Shares 12b-1 Plans and the purposes for which the expenditures were made.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Purchases.

                  The offering price of a Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A Shares of the Global Post-Venture Capital Fund, the International Focus Fund and the Emerging Markets Fund, any applicable sales charge.

                  To purchase Common Shares directly from the Funds, contact the Funds to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to the Funds. The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.

                  As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


                  The Common Class shares of each Fund are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of a Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of that Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).


         Special Provisions Applicable to the Global Post-Venture Capital and International Focus Funds Class A, B and C Shares and the Emerging Markets Fund Class A Shares only.

                  Class A, B and C Shares are designed for investors seeking the advice of financial representatives and are not being offered directly from the Funds. All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A Shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE -- CLASS A

----------------------------------------------------------------------------------------------------------------
Amount Purchased                                   As a % of       As a % of         Commission to Financial
                                                    Amount       Offering Price     Representative as a % of
                                                   Invested                              Offering Price
----------------------------------------------------------------------------------------------------------------
Less than $50,000                                    6.10%           5.75%                   5.00%
----------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                        4.99%           4.75%                   4.00%
----------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                       3.90%           3.75%                   3.00%
----------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                       2.56%           2.50%                   2.00%
----------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                     2.04%           2.00%                   1.75%
----------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                    0*               0                     1.00%**
----------------------------------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).


** The distributor may pay a financial representative a fee of up to 1% as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.






                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933.



                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A, Class B or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' Class A, Class B or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, Class B or Class C shares should be read in connection with such firms' material regarding their fees and services.






                  Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Funds made at one time by any "purchaser." The term "purchaser" includes:

\

- an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;



- any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);



- a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and



- a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.



                  Initial Sales Charges Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of CSAM; (2) officers, current and former Directors of the Funds, current and former directors or trustees of other investment companies managed by CSAM or its affiliates, officers, directors and full-time employees of the CSAM affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (7) Class B shares which are automatically converted to Class A shares; and (8) Class A shares acquired when dividends and distributions are reinvested in the Fund.


         Redemptions.


                  General. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C Shares of the Global Post-Venture Capital Fund and the International Focus Fund, and certain redemptions of Class A shares of the Global Post-Venture Capital Fund and the Emerging Markets Fund.


                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

        Automatic Cash Withdrawal Plan.


                  An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. As described in the Prospectus, certain withdrawals under the Plan for the Class A Shares of the Global Post-Venture Capital, International Focus and Emerging Markets Funds and Class B and C Shares of the Global Post-Venture Capital Fund and International Focus Funds may be subject to a deferred sales charge. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectuses, certain withdrawals under the Plan for the Class A, B and C Shares of the Funds may be subject to a deferred sales charge.

          Special Provisions Applicable to the Global Post-Venture Capital and International Focus Funds Class B and C Shares Only.

                  The following table sets forth the rates of the CDSC applicable to redemptions of Class B Shares:

                                      Contingent Deferred Sales Charge
                                      --------------------------------
                                      as a Percentage of the Lesser of
                                      --------------------------------
                                       Dollars Invested or Redemption
                                       ------------------------------
  Year Since Purchase Payment Made                Proceeds
  --------------------------------                --------
First...........................                    4.0%
-----
Second..........................                    3.0%
------
Third...........................                    2.0%
-----
Fourth..........................                    1.0%
------
Fifth...........................                    0.0%
-----
Sixth...........................                    0.0%
-----
Seventh.........................                    0.0%
-------

                  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


        Contingent Deferred Sales Charge - General.

                  The following example will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

                  The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.


                  The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

        Redemption Fee on Common and Advisor Class Shares.



                  Each Fund imposes a 2.00% redemption fee (short-term trading fee) on Common and Advisor Class shares redeemed or exchanged within 30 days from day of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Funds to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee will not apply to shares purchased by investment advisory clients of CSAM or any of its affiliates, wrap fee accounts, 401(k) plans, 403(b) plans, 457 plans and other employee benefit or retirement plans sponsored by an employer, or to shares acquired by reinvestment of dividends or distributions.



                  Each Fund's Board approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from "market timing" of the Fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Funds will have to invest. The Funds continue to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in a Fund's view, is likely to engage in excessive trading. For the fiscal year ended October 31, 2002, the Global Post-Venture Capital, Emerging Markets and International Focus Funds received redemption fees on the sale of Common Class Shares of $7,730, $18,121 and $54,119, respectively.


                               EXCHANGE PRIVILEGE


                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder may exchange Advisor shares of a Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Common and Advisor shares described above will be effected without a sales charge. A Class A, Class B or Class C shareholder may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse Money Market Fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day, subject to payment of any sales charge differential. Exchanges must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.



                  The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Shares of a Fund for Shares in another Credit Suisse fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse fund, an investor should contact Credit Suisse Funds at 800-927-2874 (800-222-8977 for information regarding the Advisor Shares).


                  The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, both of which are subject to change.

        The Funds and Their Investments.

                  Each Fund intends to continue to qualify as a regulated investment company during each taxable year under Part I of Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


                  As a regulated investment company, each Fund that satisfies the minimum distribution requirement will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and net realized long-term and short-term capital gains, that it distributes to its shareholders. A Fund will satisfy the minimum distribution requirement if it distributes to its shareholders at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the
Code) and its net tax-exempt income for the taxable year. Each Fund will be subject to tax at regular corporate rates on any investment company taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.


                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their Fund shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").


                  The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains that are subject to corporate income tax in the hands of a Fund will be considered to have been distributed by year-end. The balance of such income must be distributed during the next calendar year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


                  With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Funds and may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.


                  Special Tax Considerations



                  The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

                  Straddles. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.



                  Options and Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.



                  Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").



                  Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.



                  Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.


        Passive Foreign Investment Companies.

                  If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFIC in which it invests, which may be difficult or impossible to obtain.

                  Alternatively, a Fund may make a mark-to-market election that will result in a Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

        Fund Taxes on Swaps.

                  As a result of entering into index swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).

        Dividends and Distributions.


                  Dividends of investment income and distributions of short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).


                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

        Sales of Shares.


                  Upon the sale or exchange of shares, a shareholder will recognize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt interest dividends received by the shareholder with respect to such share. Moreover, any loss realized by a shareholder on the sale of a share of any Fund held by the shareholder for six months or less will (to the extent not disallowed as set forth in the previous sentence) be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.


        Foreign Taxes.


                  A Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.


        Backup Withholding.


                  A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liability.

        Notices.


                  Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.


        Other Taxation.

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                          DETERMINATION OF PERFORMANCE


                  From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. An investor can look for each Fund's net asset value in The Wall Street Journal each business day under the heading "Credit Suisse." Depending on a Fund's size, it may not be eligible to be listed. The Common Shares of the Funds are listed under the heading "Credit Suisse Com," the Advisor Shares of the Funds are listed under the heading "Credit Suisse ADV," and once a class reaches the required minimum size, the Class A, B and C Shares will be listed under the heading "Credit Suisse A, B or C," as applicable. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.



                  The average annual total return for the periods ended October 31, 2002, were as follows:



                                  TOTAL RETURN
                                  COMMON SHARES



---------------------------------------------------------------------------------------------------------------------
           Fund                 Inception Date              One-Year             Five-Year          Since Inception
---------------------------------------------------------------------------------------------------------------------
   Global Post-Venture
         Capital                    9/30/96                   -25.19%               2.79%                 4.13%
---------------------------------------------------------------------------------------------------------------------
     Emerging Markets              12/30/94                    -2.28%              -8.92%                -4.55%
---------------------------------------------------------------------------------------------------------------------
   International Focus              3/31/97                   -15.85%              -0.79%                 1.10%
---------------------------------------------------------------------------------------------------------------------

                                 ADVISOR SHARES



---------------------------------------------------------------------------------------------------------------------
           Fund                 Inception Date            One-Year             Five-Year          Since Inception
---------------------------------------------------------------------------------------------------------------------
   Global Post-Venture
         Capital                    9/30/96                -25.48%               2.50%                 3.82%
---------------------------------------------------------------------------------------------------------------------
     Emerging Markets              12/30/94                 -2.5%                -9.58%                -5.05%
---------------------------------------------------------------------------------------------------------------------
      International                                                                                -16.87 (not
          Focus                    12/24/01                  --                    --               annualized)
---------------------------------------------------------------------------------------------------------------------



                                     CLASS A



------------------------------------------------------------------------------------------------
                                 Inception Date            One-Year           Since Inception
------------------------------------------------------------------------------------------------
   Global Post-Venture
         Capital                    7/31/01                -29.67%               -33.05%
------------------------------------------------------------------------------------------------
     Emerging Markets                                                         -15.04% (not
                                   11/30/01                  --                annualized)
------------------------------------------------------------------------------------------------
      International                                                           -22.10% (not
          Focus                    11/30/01                  --                annualized)
------------------------------------------------------------------------------------------------



                                     CLASS B

------------------------------------------------------------------------------------------------
                                Inception Date          One-Year Since         Inception
------------------------------------------------------------------------------------------------
   Global Post-Venture
         Capital                    7/31/02                -28.80%               -31.94%
------------------------------------------------------------------------------------------------
    International                                                             -21.07% (not
        Focus                       11/30/01                  --              annualized)
------------------------------------------------------------------------------------------------



                                     CLASS C



------------------------------------------------------------------------------------------------
                                Inception Date             One-Year           Since Inception
------------------------------------------------------------------------------------------------
   Global Post-Venture              7/31/01                -26.56%               -30.21%
         Capital
------------------------------------------------------------------------------------------------
      International                                                             -18.91% (not
           Focus                    11/30/01                  --                annualized)
------------------------------------------------------------------------------------------------





                  From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these fee waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.

                  These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of a Fund's operations or on a year-by-year, quarterly or current year-to-date basis).



                  These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. It is also assumed that with respect to the Class A shares, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of a Fund's total returns in longer market cycles.



                  These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of shares assuming that any income dividends and/or capital gain distributions made by a Fund during the period were reinvested in shares. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of a Fund's operations or on a year-by-year, quarterly or current year-to-date basis).



                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of a Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Fund of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).



                  Each Fund may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. Each Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of a Fund's total return in longer market cycles.



        After-Tax Return.



                  From time to time the Funds may include after-tax performance information in advertisements. To the extent a Fund includes such information, it will be computed according to the following formulas:



Average Annual Total Return (After Taxes on Distributions).



                                        n
                                P(1 + T)  = ATV
                                               D



Where:    P     =   a hypothetical initial payment of $1,000.



          T     =   average annual total return (after taxes on distributions).



          n     =   number of years.



          ATV   =   ending value of a hypothetical $1,000 investment made at the
              D     beginning of the 1-, 5- or 10-year period at the end of the
                    1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.



                  The average annual total returns (after taxes on distributions) for the period since inception to October 31, 2002 were as follows:



------------------------------------------------------------------------------------------------------------------
                                                  Common Shares
                                                  --------------
------------------------------------------------------------------------------------------------------------------
                Fund                 One Year        Five Years     Since Inception       Inception Date
                ----                 --------        ----------     ---------------       --------------
------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital           -25.19%          1.74%            3.26%            9/30/96
------------------------------------------------------------------------------------------------------------------
Emerging Markets                      -2.28%           -8.97%           -4.68%           12/30/94
------------------------------------------------------------------------------------------------------------------
International Focus                   -15.89%          -2.43%           -0.39%           3/31/97
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Advisor Shares
                                                  --------------
--------------------------------------------------------------------------------------------------------------------
                 Fund                    One Year       Five Years     Since Inception       Inception Date
                 ----                    --------       ----------     ---------------       --------------
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital              -25.48%         1.45%            2.95%            9/30/96
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                         -2.50%          -9.89%           -5.31%           12/30/94
--------------------------------------------------------------------------------------------------------------------
International Focus                            --              --         -16.87% (not     12/24/01
                                                                          annualized)
--------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                            Class A
                                            -------
------------------------------------------------------------------------------------------------
               Fund                   One Year          Since            Inception Date
               ----                   --------          -----            --------------
                                                       Inception
                                                       ---------
------------------------------------------------------------------------------------------------
Global Post-Venture Capital          -29.67%           -33.05%         7/31/01
------------------------------------------------------------------------------------------------
Emerging Markets                            --         -9.80%          11/30/01
------------------------------------------------------------------------------------------------
International Focus                         --         -22.13% (not    11/30/01
                                                       annualized)
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                            Class B
                                            -------
------------------------------------------------------------------------------------------------
               Fund                   One Year          Since            Inception Date
               ----                   --------          -----            --------------
                                                      Inception
                                                      ---------
------------------------------------------------------------------------------------------------
Global Post-Venture Capital          -28.80%           -31.94%         7/31/01
------------------------------------------------------------------------------------------------
International Focus                         --         -21.08% (not    11/30/01
                                                       annualized)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                            Class C
                                            -------

------------------------------------------------------------------------------------------------
               Fund                  One Year            Since            Inception Date
               ----                  --------            -----            --------------
                                                       Inception
                                                       ---------
------------------------------------------------------------------------------------------------
Global Post-Venture Capital          -26.56%           -30.21%         7/31/01
------------------------------------------------------------------------------------------------
International Focus                         --         -18.92% (not    11/30/01
                                                       annualized)
------------------------------------------------------------------------------------------------



Average Annual Total Return (After Taxes on Distribution and Redemptions).



                                        n
                                P(1 + T)  = ATV
                                               DR



Where:        P        =   a hypothetical initial payment of $1,000.



              T        =   average annual total return (after taxes on
                           distributions and redemption).



              n        =   number of years.



              ATV      =   ending value of a hypothetical $1,000 investment
                  DR       made at the beginning of the 1-, 5- or 10-year period
                           at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.



                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for the period since inception to October 31, 2002 were as follows:



--------------------------------------------------------------------------------------------------------------------
                                                   Common Shares
                                                   -------------
--------------------------------------------------------------------------------------------------------------------
                 Fund                    One Year       Five Years     Since Inception       Inception Date
                 ----                    --------       ----------     ---------------       --------------
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital              -15.46%         2.12%            3.25%            9/30/96
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                         -1.40%          -29.15%          -3.39%           12/30/94
--------------------------------------------------------------------------------------------------------------------
International Focus                      -9.73%          -0.91%           0.62%            3/31/97
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Advisor Shares
                                                  --------------
--------------------------------------------------------------------------------------------------------------------
                 Fund                    One Year       Five Years     Since Inception       Inception Date
                 ----                    --------       ----------     ---------------       --------------
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital              -15.65%         1.89%            3.01%            9/30/96
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                         -1.53%          -7.40%           -3.93%           12/30/94
--------------------------------------------------------------------------------------------------------------------
International Focus                          --              --           -10.36 (not      12/24/01
                                                                          annualized
--------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                             Class A
                                             -------
---------------------------------------------------------------------------------------------------
                 Fund                      One Year      Since Inception       Inception Date
                 ----                      --------      ---------------       --------------
---------------------------------------------------------------------------------------------------
Global Post-Venture Capital             -18.22%          -26.16%          7/31/01
---------------------------------------------------------------------------------------------------
Emerging Markets                              --         -9.23% (not      11/30/01
                                                         annualized)
---------------------------------------------------------------------------------------------------
International Focus                           --         -13.57% (not     11/30/01
                                                         annualized)
---------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                             Class B
                                             -------
---------------------------------------------------------------------------------------------------
                 Fund                       One Year     Since Inception       Inception Date
                 ----                       --------     ---------------       --------------
---------------------------------------------------------------------------------------------------
Global Post-Venture Capital              -17.68%         -25.29%          7/31/01
---------------------------------------------------------------------------------------------------
International Focus                            --        -12.94% (not     11/30/01
                                                         annualized)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                             Class C
                                             -------
---------------------------------------------------------------------------------------------------
                 Fund                       One Year     Since Inception       Inception Date
                 ----                       --------     ---------------       --------------
---------------------------------------------------------------------------------------------------
Global Post-Venture Capital              -16.31%         -23.94%          7/31/01
---------------------------------------------------------------------------------------------------
International Focus                            --        -11.61% (not     11/30/01
                                                         annualized)
---------------------------------------------------------------------------------------------------



                  The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.






                  Each Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper, Inc. or similar investment services that monitor the performance of mutual funds; (ii) the Tokyo Stock Exchange (TOPIX) Index, which is an unmanaged index of common stock; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. Each Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper, Inc. or similar investment services that monitor mutual funds.


                  CSAM believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.


                  To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International
(EAFE) Europe, Australasia, Far East Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 16 of the last 31 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.



                          EAFE INDEX VS. S&P 500 INDEX
                                    1972-2001
                              ANNUAL TOTAL RETURN+



                 YEAR                                 EAFE INDEX                            S&P 500 INDEX
                 ----                                 ----------                            -------------
                 1972*                                   33.28                                  15.63
                 1973*                                  -16.82                                 -17.37
                 1974*                                  -25.60                                 -29.72
                 1975                                    31.21                                  31.55
                 1976                                     -.36                                  19.15
                 1977*                                   14.61                                 -11.50
                 1978*                                   28.91                                   1.06
                 1979                                     1.82                                  12.31
                 1980                                    19.01                                  25.77
                 1981*                                   -4.85                                  -9.73
                 1982                                    -4.63                                  14.76
                 1983*                                   20.91                                  17.27
                 1984*                                    5.02                                   1.40
                 1985*                                   52.97                                  26.33
                 1986*                                   66.80                                  14.62
                 1987*                                   23.18                                   2.03
                 1988*                                   26.66                                  12.40
                 1989                                     9.22                                  27.25
                 1990                                   -24.71                                  -6.56
                 1991                                    10.19                                  26.31
                 1992                                   -13.89                                   4.46
                 1993*                                   30.49                                   7.06
                 1994*                                    6.24                                  -1.54
                 1995                                     9.42                                  34.11
                 1996                                     4.40                                  20.26
                 1997                                     0.24                                  31.01
                 1998                                    18.29                                  26.23
                 1999*                                   26.97                                  21.02
                 2000                                   -14.17                                  -9.10
                 2001                                   -21.20                                 -11.88
                 2002                                   -15.66                                 -22.10



-----------


+  Without reinvestment of dividends.


* The EAFE Index has outperformed the S&P 500 Index 16 out of the last 31 years.



                  The quoted performance information shown above is not intended to indicate the future performance of a Fund.

                  Advertising or supplemental sales literature relating to a Fund may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Fund differs from the EAFE Index in composition. Advertising or supplemental sales literature relating to the Global Post-Venture Capital Fund may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies.



                  In its reports, investor communications or advertisements, each Fund may also include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments; (v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments; (viii) the general biography or work experience of the portfolio managers of the Fund; (ix) portfolio manager commentary or market updates; (x) research methodology underlying stock selection or the Fund's investment objective; and (xi) other information of interest to investors.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements for the Funds that are incorporated by reference in this Statement of Additional Information have been audited by PwC and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


                  Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.



                                  MISCELLANEOUS



                  As of January 28, 2003, the name, address and percentage of ownership of each person that owns of record 5% or more of a class of a Fund's outstanding shares were as follows:



                        GLOBAL POST-VENTURE CAPITAL FUND



                                                Common         Advisor        Class A        Class B       Class C
                                                Shares          Shares        Shares         Shares         Shares
                                                ------          ------        ------         ------         ------
Charles Schwab & Co. Inc.                       49.33%
Special Custody Account for the Exclusive
Benefit of Customers
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

                                                Common         Advisor        Class A        Class B       Class C
                                                Shares          Shares        Shares         Shares         Shares
                                                ------          ------        ------         ------         ------
National Financial Services Corp.                12.08%
FBO Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

Sterling Trust Company                                          35.15%
Trustee FBO Rohde Brothers
1380 Lawrence Street, Suite 1400
Denver, CO 80204-2060

National Financial Services Corp.                               7.74%
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY 10008-3908

First Union National Bank Custodian                             6.39%
FBO Various Retirement Plans
NC 1151
1525 West WT Harris Blvd.
Charlotte, NC 28262-8522

Sterling Trust Company                                          6.12%
Trustee FBO Truckers & Travelers 401(k)
1380 Lawrence Street, Suite 1400
Denver, CO 80204-2060

Merrill Lynch Pierce Fenner & Smith                                           75.98%
Building 1, Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Donaldson Lufkin Jenrette                                                      9.98%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                      5.09%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                    39.54%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

                                                Common         Advisor        Class A        Class B       Class C
                                                Shares          Shares        Shares         Shares         Shares
                                                ------          ------        ------         ------         ------
Donaldson Lufkin Jenrette                                                                    13.55%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Salomon Smith Barney Inc.                                                                     7.21%
00127G48583
333 West 34th Street - 3rd Floor
New York , NY 10001-2483

American Enterprise Investment Svcs                                                           7.09%
FBO 212610451
P.O. Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin Jenrette                                                                     6.69%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Svcs                                                           6.20%
FBO 197735631
P.O. Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin Jenrette                                                                     5.63%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   37.17%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   28.05%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   13.34%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   11.31%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

                                                Common         Advisor        Class A        Class B       Class C
                                                Shares          Shares        Shares         Shares         Shares
                                                ------          ------        ------         ------         ------
Raymond James & Assoc. Inc.                                                                                 8.95%
FBO Ruossa Sira
BIN# 77560359
880 Carillon Pkwy
St. Petersburg, FL 33716-1100



                              EMERGING MARKETS FUND



                                                              Common      Advisor       Class A
                                                              Shares      Shares        Shares
                                                              ------      ------        ------
            Charles Schwab & Co. Inc.                        24.11%
            Special Custody Account for the Exclusive
            Benefit of Customers
            Attn Mutual Funds
            101 Montgomery St.
            San Francisco, CA 94104-4122

            Salomon Smith Barney Inc.                        15.42%
            Book Entry Account
            Attn: Matt Maesstri
            333 West 34th Street - 7th Floor
            New York , NY 10001-2483

            National Financial Services Corp.                11.25%
            FBO Customers
            Church Street Station
            PO Box 3908
            New York, NY 10008-3908

            Smith Barney Corporate Trust Company              7.42%
            Trustee FBO Smith Barney 401k
            Advisor Group Trust Dated 01/01/98
            2 Tower Center
            PO Box 1063 Plan Valuation Services
            East Brunswick, NJ 08816-1063

            Donaldson Lufkin Jenrette                                       7.05%
            Securities Corporation Inc.
            P.O. Box 2052
            Jersey City, NJ 07303-2052

            Donaldson Lufkin Jenrette                                       5.49%
            Securities Corporation Inc.
            P.O. Box 2052
            Jersey City, NJ 07303-2052

                                                              Common        Advisor       Class A
                                                              Shares        Shares        Shares
                                                              ------        ------        ------

            Donaldson Lufkin Jenrette                                       5.13%
            Securities Corporation Inc.
            P.O. Box 2052
            Jersey City, NJ 07303-2052

            Donaldson Lufkin Jenrette                                                     90.84%
            Securities Corporation Inc.
            P.O. Box 2052
            Jersey City, NJ 07303-2052

            Credit Suisse Asset Management LLC                                             8.11%
            466 Lexington Ave., 10th Floor
            New York, NY 10017-3142



                            INTERNATIONAL FOCUS FUND



                                                Common        Advisor        Class A        Class B        Class C
                                                Shares         Shares        Shares         Shares         Shares
                                                ------         ------        ------         ------         ------
Charles Schwab & Co. Inc.                       27.38%
Special Custody Account for the Exclusive
Benefit of Customers
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                12.33%
FBO Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

Connecticut General Life Ins. Co.                               99.26%
on behalf of its Separate Accounts
Attn: Carmen G. Rivera
280 Trumbull St. #H19B
Hartford, CT 06103-3509

American Enterprise Investment Svcs.                                          12.53%
FBO 208407991
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Svcs.                                          11.68%
FBO 21028337
PO Box 9446
Minneapolis, MN 55440-9446

                                                Common        Advisor        Class A        Class B        Class C
                                                Shares         Shares        Shares         Shares         Shares
                                                ------         ------        ------         ------         ------
Raymond James & Assoc. Inc.                                                    8.78%
FBO Padron Eduardo
BIN# 79649487
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Assoc. Inc.                                                    8.32%
FBO Yock TR
BIN# 51917267
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Merrill Lynch Pierce Fenner & Smith                                            8.13%
Building 1, Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Donaldson Lufkin Jenrette                                                      6.77%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Svcs.                                           6.62%
FBO 215989091
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Svcs.                                           6.50%
FBO 218769741
PO Box 9446
Minneapolis, MN 55440-9446

Raymond James & Assoc. Inc.                                                    6.40%
FBO Maloney Gregory
BIN# 51922117
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Assoc. Inc.                                                    5.49%
FBO Ray IRA
BIN# 75836218
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Merrill Lynch Pierce Fenner & Smith                                                          24.62%
Building 1, Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

                                                Common        Advisor        Class A        Class B        Class C
                                                Shares         Shares        Shares         Shares         Shares
                                                ------         ------        ------         ------         ------
Donaldson Lufkin Jenrette                                                                    14.19%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                    13.24%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Svcs.                                                          8.30%
FBO 216829351
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Svcs.                                                          6.46%
FBO 217014381
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Svcs.                                                          5.09%
FBO 215551561
PO Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin Jenrette                                                                                   18.96%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   16.69%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   13.65%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Svcs                                                                         10.58%
FBO 202501711
P.O. Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin Jenrette                                                                                   9.10%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

                                                Common        Advisor        Class A        Class B        Class C
                                                Shares         Shares        Shares         Shares         Shares
                                                ------         ------        ------         ------         ------

Donaldson Lufkin Jenrette                                                                                   8.35%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Salomon Smith Barney Inc.                                                                                   5.31%
00135609758
333 West 34th Street - 3rd Floor
New York , NY 10001-2483


                              FINANCIAL STATEMENTS


                  Each Fund's audited Annual Reports for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of its Annual Report upon request by calling Credit Suisse Funds at 800-927-2874 (for the Advisor Shares, please call 800-222-8977).

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC and C - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                                OTHER INFORMATION

Item 23.          Exhibits


Exhibit No.                          Description of Exhibit
-----------                          ----------------------

   a(1)                Articles of Incorporation dated October 25, 1994.(1)

    (2)                Articles of Amendment dated January 10, 1994.(1)

    (3)                Articles of Amendment dated November 12, 1996.(2)

    (4)                Articles Supplementary dated November 12, 1996.(2)

    (5)                Articles Supplementary dated October 29, 1999.(3)

    (6)                Articles of Amendment dated February 27, 2000.(4)

    (7)                Articles Supplementary dated October 23, 2001.(5)

    (8)                Articles of Amendment dated October 17, 2001.(6)

   b(1)                By-Laws as adopted December 27, 1993.(1)

    (2)                Amendment to By-Laws dated October 29, 1999.(3)

    (3)                Amended By-Laws dated February 5, 2001.(7)

--------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on June 30, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed on February 25, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on November 12, 1999

 (4) Incorporated by reference to Post-Effective No. 12 to Registrant's Registration Statement on Form N-1A, filed on April 2, 2001.

 (5) Incorporated by reference to Post-Effective No. 13 to Registrant's Registration Statement on Form N-1A, filed on November 8, 2001.

 (6) Incorporated by reference to Post -Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed February 11, 2002.

 (4)                   Amendment to By-Laws dated March 26, 2001.(4)

 (5)                   Amendment to By-Laws dated December 12, 2001 (6).

 (6)                   Amendment to By-Laws dated February 12, 2002.

  c                    Form of Share Certificates.(1)

d(1)                   Investment Advisory Agreement dated July 6, 1999.

 (2)                   Sub-Investment Advisory Agreement with Credit Suisse
                       Asset Management Limited ("CSAM U.K.") dated July 14,
                       2000.

 (3) Amendment to CSAM U.K. Sub-Investment Advisory Agreement dated May 14, 2002.

 (4)                   Second Amendment to CSAM U.K. Sub-Investment Advisory
                       Agreement dated July 22, 2002.

 (5)                   Sub-Investment Advisory Agreement with Credit Suisse
                       Asset Management (Australia) Limited ("CSAM Australia") dated October 9, 2002.

e(1)                   Distribution Agreement with Credit Suisse Asset
                       Management Securities, Inc. ("CSAMSI") dated August 1,
                       2000.(8)

 (2)                   Amendment to Distribution Agreement with CSAMSI dated
                       October 2, 2001.

  f                    Not applicable.

g(1)                   Custodian Agreement with State Street Bank and Trust
                       Company ("State Street") dated October 20, 2000.(9)

 (2)                   Amendment to Custodian Agreement with State Street dated
                       April 26, 2001. ("State Street").(10)


--------------------------

 (7) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).


 (8) Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).



 (9) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

 (3)                   Amendment to Custodian Agreement with State Street dated
                       May 16, 2001.(10)

 (4)                   Amended Exhibit I to Custodian Agreement with State
                       Street dated May 16, 2001.(10)

h(1)                   Co-Administration Agreement with CSAMSI dated November 1,
                       1999.

 (2)                   Co-Administration Agreement with State Street dated March
                       18, 2002.(11)

 (3)                   Forms of Services Agreements.(2)

 (4)                   Transfer Agency and Service Agreement with Boston
                       Financial Data Services, Inc. dated February 1, 2001.

 (5)                   Amendment to Transfer Agency and Service Agreement with
                       Boston Financial Data Services, Inc. dated December 31,
                       2002.

i(1) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.(12)

 (2)                   Opinion and Consent of Venable, Baetjer and Howard, LLP,
                       Maryland counsel to the Fund.(13)

j(1)                   Consent of PricewaterhouseCoopers LLP, Independent
                       Accountants.

 (2)                   Powers of Attorney.

  k                    Not applicable

l(1)                   Purchase Agreement dated December 30, 1994.(1)


--------------------------

(10) Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125.


(11) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc. filed on May 3, 2002 (Securities Act File No. 333-64554).



(12) Incorporated by reference to Post-Effective No. 10 to Registrant's Registration Statement on Form N-1A, filed on February 25, 2000.



(13) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in the Registration Statement on Form N-14 of Warburg, Pincus Emerging Markets Fund, Inc., filed November 4, 1999 (Securities Act File No. 333-90343).


 (2)                   Purchase Agreement dated October 2, 2001.

m(1)                   Shareholder Servicing and Distribution Plan for Common
                       Class Shares dated November 16, 2000.

 (2)                   Distribution Plan for Advisor Class Shares dated November
                       16, 2000.

 (3)                   Class A Distribution Plan dated October 2, 2001.(14)

  n                    Not applicable.

  o                    Amended Rule 18f-3 Plan dated November 12, 2001.(14)

p(1)                   Code of Ethics for Credit Suisse Asset Management
                       Limited.(15)

 (2)                   Amended Code of Ethics dated February 12, 2002.(16)

 (3)                   Code of Ethics for CSAM Australia.


Item 24.          Persons Controlled by or Under Common Control with Registrant


                  From time to time, Credit Suisse Asset Management, LLC ("CSAM LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has two wholly-owned subsidiaries: Warburg Pincus Asset Management International Inc., a Delaware corporation and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.


Item 25.          Indemnification

                  Registrant, and officers and directors of CSAM, LLC, Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and Registrant, are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration

--------------------------


(14) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse European Equity Fund, Inc., filed on November 8, 2001(Securities Act File No. 333-60225).



(15) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Credit Suisse Institutional Fund, Inc., filed on August 30, 2000 (Securities Act File No. 33-47880).



(16) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on April 5, 2001 (Securities Act File No. 33-38125).

Statement of Warburg, Pincus Trust (Securities Act File No. 33-58125), filed on March 17, 1995.

Item 26.          Business and Other Connections of Investment Adviser

                  (a) CSAM, LLC acts as investment adviser to the Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).


                  (b) Business and Other Connections of Sub-Investment Adviser and Administrator



                  CSAM U.K. and CSAM Australia act as sub-investment advisers for the Registrant. CSAM U.K. and CSAM Australia render investment advice and provide full-service private equity programs to clients. The list required by this Item 26 of officers and partners of CSAM U.K., and CSAM Australia together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, are incorporated by reference to schedules A and D of Forms ADV filed by CSAM U.K. (SEC File No. 801-40177) and CSAM Australia (SEC File No. 801-60992).


Item 27.          Principal Underwriter


                  (a) CSAM Securities acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional International Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Capital Funds; Credit Suisse Opportunity Funds; Credit Suisse Global Financial Services Fund; Credit Suisse Global New Technologies Fund; Credit Suisse Global Technology Fund, Credit Suisse Capital Appreciation Fund; Credit Suisse Cash Reserve Fund; Credit Suisse Emerging Growth Fund; Credit Suisse European Equity Fund; Credit Suisse Fixed Income Fund; Credit Suisse Select Equity Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global Health Sciences Fund; Credit Suisse Global Post-Venture Capital Fund; Credit Suisse Investment Grade Bond Fund; Credit Suisse International Focus Fund; Credit Suisse Japan Growth Fund; Credit Suisse Municipal Bond Fund; Credit Suisse New York Municipal Fund; Credit Suisse New York Tax Exempt Fund; Credit Suisse Strategic Small Cap Fund; Credit Suisse Small Cap Growth Fund; Credit Suisse Trust; Credit Suisse Trust II and Credit Suisse Strategic Value Fund.


                  (b) For information relating to each director and officer of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934, as amended.

                  (c)      None.

Item 28.          Location of Accounts and Records


                  (1)      Credit Suisse Emerging Markets Fund, Inc.
                           466 Lexington Avenue
                           New York, New York  10017-3140
                           (Fund's Articles of Incorporation, By-laws and minute books)



                  (2) Credit Suisse Asset Management Securities, Inc. 466 Lexington Avenue
                           New York, New York  10017-3140
                           (records relating to its functions as
                           co-administrator and distributor)






                  (3)      Credit Suisse Asset Management, LLC
                           466 Lexington Avenue
                           New York, New York 10017-3140
                           (records relating to its functions as investment adviser)



                  (4)      Credit Suisse Asset Management Limited (U.K.)
                           Beaufort House
                           15 St. Botolph Street
                           GB-London
                           EC3A 7JJ
                           (records relating to its functions as sub-adviser)



                  (5)      State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts 02110
                           (records relating to its functions as
                           co-administrator and custodian)



                  (6)      Boston Financial Data Services, Inc.
                           2 Heritage Drive
                           North Quincy, Massachusetts 02171
                           (records relating to its functions as transfer agent and dividend disbursing agent)



                  (7) Credit Suisse Asset Management (Australia) Limited Level 32, Gateway Building
                           1 Macquarie Place
                           Sydney NSW 2000
                           (records relating to its functions as sub-investment adviser)


Item 29.          Management Services

                  Not applicable.

Item 30.          Undertakings

                  Not applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the day of 21st February, 2003.


                                              CREDIT SUISSE EMERGING MARKETS
                                              FUND, INC.


                                           By: /s/ Laurence R. Smith
                                              ----------------------
                                              Laurence R. Smith
                                              Chairman (Chief Executive Officer)


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:



        Signature                    Title                   Date
        ---------                    -----                   ----
/s/ Laurence R. Smith           Chairman (Chief         February 21st, 2003
---------------------           Executive Officer)
Laurence R. Smith

/s/Michael A. Pignataro         Treasurer and Chief     February 21st, 2003
---------------------------     Financial Officer
   Michael A. Pignataro

/s/William W. Priest*           Director                February 21st, 2003
---------------------------
   William W. Priest

/s/Richard H. Francis*          Director                February 21st, 2003
---------------------------
   Richard H. Francis

/s/Jack W. Fritz*               Director                February 21st, 2003
------------------
   Jack W. Fritz

/s/Jeffrey E. Garten*           Director                February 21st, 2003
---------------------------
   Jeffrey E. Garten

/s/James S. Pasman, Jr.*        Director                February 21st, 2003
---------------------------
   James S. Pasman, Jr.

/s/Steven N. Rappaport*         Director                February 21st, 2003
---------------------------
   Steven N. Rappaport

/s/Peter F. Krogh*              Director                February 21st, 2003
---------------------------
   Peter F. Krogh

*By:/s/Michael A. Pignataro                             February 21st, 2003
    -----------------------
    Michael A. Pignataro as
    Attorney-in-Fact

                                INDEX TO EXHIBITS



Exhibit No.                          Description of Exhibit
-----------                          -----------------------
   b(6)                Amendment to By-Laws dated February 12, 2002.

   d(1)                Investment Advisory Agreement dated July 6, 1999.

    (2)                Sub-Investment Advisory Agreement with Credit Suisse
                       Asset Management Limited ("CSAM U.K.") dated July 14,
                       2000.

    (3) Amendment to CSAM U.K. Sub-Investment Advisory Agreement dated May 14, 2002.

    (4)                Second Amendment to CSAM U.K. Sub-Investment Advisory
                       Agreement dated July 22, 2002.

    (5)                Sub-Investment Advisory Agreement with Credit Suisse
                       Asset Management (Australia) Limited ("CSAM Australia") dated October 9, 2002.

   e(2)                Amendment to Distribution Agreement with CSAMSI dated
                       October 2, 2001.

   h(1)                Co-Administration Agreement with CSAMSI dated November 1,
                       1999.

    (4)                Transfer Agency and Service Agreement with Boston
                       Financial Data Services, Inc. dated February 1, 2001.

    (5)                Amendment to Transfer Agency and Service Agreement with
                       Boston Financial Data Services, Inc. dated December 31,
                       2002.

   j(1)                Consent of PricewaterhouseCoopers LLP, Independent
                       Accountants.

    (2)                Powers of Attorney.

   l(2)                Purchase Agreement dated October 2, 2001.

   m(1)                Shareholder Servicing and Distribution Plan for Common
                       Class Shares dated November 16, 2000.

    (2)                Distribution Plan for Advisor Class Shares dated November
                       16, 2000.

   p(3)                Code of Ethics for CSAM Australia.